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                                                                    EXHIBIT 10.1




                                 $200,000,000

                                MANOR CARE, INC.

                           6.25% Senior Notes due 2013

                               Purchase Agreement

                                                                April 10, 2003

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

     Manor Care, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (the "Offering") $200,000,000 aggregate principal amount of its 6.25% Senior Notes due 2013 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of April 15, 2003 (the "Indenture") between the Company, each of the subsidiaries of the Company listed on Schedule 1 hereto (each a "Guarantor" and together, the "Guarantors") and National City Bank, as trustee (the "Trustee"). The Securities will be guaranteed by guarantees (the "Guarantees", and each a "Guarantee") of each of the Guarantors. The Company hereby confirms its agreement with J.P. Morgan Securities Inc. ("JPMorgan"), Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, Bank of America Securities LLC, BNY Capital Markets, Inc., NatCity Investments, Inc. and SunTrust Capital Markets, Inc. (together with JPMorgan, the "Initial Purchasers") concerning the purchase of the Securities from the Company by the several Initial Purchasers.

     The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared a preliminary offering memorandum dated April 9, 2003 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering


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Memorandum") setting forth information concerning the Company and the
Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with
Section 2.

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior notes of the Company and related guarantees of each of Guarantors (the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and the Guarantees and under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

     Concurrently with the consummation of the Offering, or shortly thereafter the Company intends to (i) enter into a revolving credit facility with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, as syndication agent, Banc of America Securities LLC, as sole lead arranger and sole book manager, the lenders named therein and the subsidiary guarantors named therein for an aggregate borrowing of up to $200,000,000 (the "New Credit Facility"), and (ii) issue and sell $90,000,000 aggregate principal amount of its Convertible Senior Notes due 2023 (the "Convertible Notes"). The Convertible Notes will be issued pursuant to an indenture to be dated as of April 15, 2003 (the "Convertible Notes Indenture") among the Company, the subsidiary guarantors named therein and the Trustee. Assuming these transactions are consummated concurrently, the proceeds from the sale of the Securities, together with borrowings under the New Credit Facility and proceeds of the sale of the Convertible Notes, will be used (i) to repay outstanding indebtedness of the Company under its existing credit facility, (ii) purchase shares of the Company's common stock (iii) to pay related fees and expenses and (iv) for general corporate purposes, including additional repurchases of shares of the Company's common stock.

     Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

     1. Representations, Warranties and Agreements of the Company and each of the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) that:


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          (a) Each of the Preliminary Offering Memorandum and the Offering
     Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and each of the Guarantors make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company or the Guarantors by or on behalf of any Initial Purchaser specifically for use therein as specified in Section 16 hereof (the "Initial Purchasers' Information").

          (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (d) The Company and each of its subsidiaries have been duly incorporated or formed, as the case may be, and are validly existing corporations or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation as the case may be, are duly qualified to do business and are in good standing as foreign corporations or foreign limited liability companies, as the case may be, in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, reasonably be expected to result in a material adverse effect on the condition (financial or otherwise), results of operations or business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Schedule 2 sets forth all of the direct and indirect subsidiaries of the Company.


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          (e) The Company has an authorized capitalization as set forth in the
     Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. Except as noted on Schedule 2, all the outstanding shares of capital stock or membership interests, as the case may be, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

          (f) The Company and each of the Guarantors has full right and authority to execute and deliver this Agreement, the Indenture (including the Guarantees set forth therein), the Registration Rights Agreement, the Securities (in the case of the Company only), the Exchange Securities (in the case of the Company only) and the related guarantees (collectively, the "Transaction Documents") and to perform their respective obligations hereunder and thereunder; and, as of the Closing Date, all corporate or limited liability company action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby will have been duly and validly taken.

          (g) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and constitutes a valid and legally binding agreement of the Company and each of the Guarantors, except as rights to indemnification and contribution may be limited by public policy considerations or applicable law.

          (h) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (i) The Indenture has been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles


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     (whether considered in a proceeding in equity or at law). On the Closing
     Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (j) The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture (assuming the Indenture is the valid and legally binding obligation of the Trustee and due authentication of the Securities by the Trustee) and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against the Company, as issuer, and each of the Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (k) Each of the Guarantors that, as of the date of the Guarantees, is a guarantor of the $150,000,000 of 7 1/2% Senior Notes due 2006 issued by Manor Care of America, Inc. and the $200,000,000 of 8% Senior Notes due 2008 issued by Manor Care, Inc. is also a Guarantor of the Securities.
     Schedule 3 attached hereto sets forth all the Significant Subsidiaries of the Company (as within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission) and each such Significant Subsidiary is a Guarantor of the Securities. The Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein (assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Securities by the Trustee), will constitute valid and legally binding obligations of each of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general equitable principles (whether considered in a proceeding in equity or at law).

          (l) The Exchange Securities have been duly authorized by the Company and the related guarantees have been duly authorized by each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Registration Rights Agreement (assuming the Indenture is the valid and legally binding obligation of the Trustee) will constitute a valid and legally binding obligation of the Company, as issuer, and each of the Guarantors, as guarantors, enforceable against the Company, as issuer, and each of the Guarantors, as guarantors, in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar


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     laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (m) Each of the Indenture and the Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Memorandum.

          (n) The execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or any other comparable organizational documents) of the Company or any of its subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities, the issuance of the Guarantees, the issuance, authentication and delivery of the Exchange Securities and the related guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications which shall have been obtained or made prior to the Closing Date and as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

          (o) Ernst & Young LLP are independent certified public accountants with respect to the Company and its subsidiaries (i) as required by the Securities Act and the rules and regulations of the Commission thereunder and (ii) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements (including the related notes) contained in the Offering Memorandum comply as to form in all material


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     respects with the requirements applicable to a registration statement on
     Form S-1 under the Securities Act (except that certain supporting schedules are omitted); such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Offering Memorandum under the headings "Offering Memorandum Summary--Summary Consolidated Financial Data", "Capitalization of the Company", "Selected Historical Consolidated Financial Data", and "Management's Discussion and Analysis of Financial Condition and Results of Operations" are derived from the accounting records of the Company and its subsidiaries and fairly present the information purported to be shown thereby. The as adjusted financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the adjustments specified therein). The other historical financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (p) Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect, and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or the issuance of the Guarantees or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the issuance of the Guarantees or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or the issuance of the Guarantees or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any


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     and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum and the Offering Memorandum.

          (r) Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws (or other comparable organizational documents), (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (s) The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit, which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

          (t) The Company and each of its subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes due and owing thereon, other than those being contested in good faith and for which adequate reserves have been provided. No tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect, except those deficiencies for which adequate reserves have been established.

          (u) Neither the Company nor any of its subsidiaries is an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.


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          (v) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) The Company and each of its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, as are consistent with industry practice to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

          (x) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) presently employed by them in connection with the respective businesses now operated by them; and the use of such rights in connection with their respective businesses will not conflict in any material respect with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others, except such conflicts which, singularly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (y) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or could not reasonably be expected to have a Material Adverse Effect, except with respect to secured debt described in the Offering Memorandum.

          (z) Except for those that could not reasonably be expected to have a Material Adverse Effect, no labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.


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          (aa) Except to the extent such events could not reasonably be expected to have a Material Adverse Effect, no "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries; each such employee benefit plan is in compliance with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

          (bb) Except as described in the Offering Memorandum, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has any knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

          (cc) On and immediately after the Closing Date, the Company and each of the Guarantors (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date the present fair market value (or present fair

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     saleable value) of the assets of the Company or such Guarantor, as the case may be, is not less than the total amount required to pay the probable liabilities of the Company or such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, the Company or such Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, assuming the sale of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company or such Guarantor is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and the Company or such Guarantor is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or such Guarantor is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (dd) Except as described in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of its subsidiaries.

          (ee) Neither the Company nor any of its subsidiaries or agents has taken, and none of them will take, any action that might cause this Agreement or the issuance and sale of the Securities or the issuance of the Guarantees to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

          (ff) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

          (gg) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (hh) None of the Company, any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

          (ii) Exclusive of the Initial Purchasers, neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

          (jj) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (kk) Neither the Company nor any of its affiliates has taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

          (ll) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (mm) Since the date as of which information is given in the Offering Memorandum (exclusive of amendments or supplements after the date hereof), except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) none of the Company or any of its subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) none of the Company or any of its subsidiaries has entered into any material transaction other than in the ordinary course of business, (iv) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, or any redemption in respect thereof and
     (v) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, in each case not covered by insurance, or from any labor disturbance or dispute, except in each case as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

          (nn) No Guarantor is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Guarantor's capital stock, from repaying to the Company any loans or advances to such Guarantor from the Company or from transferring any of such

     Guarantor's properties or assets to the Company or any other subsidiary of the Company.

          (oo) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

     2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 4 hereto at a purchase price equal to 98.436% of the principal amount thereof. The Company shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

     (b) The Initial Purchasers have advised the Company that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants to and agrees with the Company that (i) it is purchasing the Securities pursuant to an exemption from registration under the Securities Act, (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") and (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers"), as defined in Rule 144A under the Securities Act ("Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S under the Securities Act ("Regulation S").

     (c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) such Initial Purchaser is a Qualified Institutional Buyer, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.

          (ii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

          (iii) such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

          (iv) none of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Securities or the Guarantees, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (v) at or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (vi) it has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

     (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom

Public Offers of Securities Regulations 1995 (as amended); (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

     (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Company pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Company shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale where required by applicable law). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5(d), (e) and (g), counsel for the Company and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

     (f) The Company acknowledges and agrees that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

     3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on April 15, 2003, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

     (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as JPMorgan on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by JPMorgan on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.

     4. Further Agreements of the Company and each of the Guarantors. Each of the Company and each of the Guarantors agrees with each of the several Initial
Purchasers:

          (a) during the period referred to in Section 4(d), to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

          (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

          (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

          (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

          (f) for so long as the Securities are outstanding, upon the request of an Initial Purchaser, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (g) to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations or limited liability companies in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

          (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

          (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

          (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the

     Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

          (k) for a period of 90 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities or the Exchange Notes) without the prior written consent of the Initial Purchasers;

          (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

          (m) in connection with the offering of the Securities, until JPMorgan on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent active trading in or of raising the price of the Securities;

          (n) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

          (o) to furnish to each of the Initial Purchasers on the date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

          (p) to do and perform all things required to be done and performed by it under this Agreement that are within its reasonable control prior to or after the Closing Date, and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (q) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

          (r) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to
     Section 4(d);

          (s) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law; and

          (t) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds".

          (u) Neither the Company nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

     5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the accuracy of the statements of the Company, the Guarantors and each of their respective officers made in any certificates delivered pursuant hereto, to the performance by the Company and the Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceedings for the purpose shall have been commenced or shall be pending or threatened.

          (b) None of the Initial Purchasers shall have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate or limited liability company proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Company and each of the Guarantors shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

          (d) Latham & Watkins Illinois LLC shall have furnished to the Initial Purchasers their written opinion, as special counsel to the Company and certain of the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form set forth in Annex B-1 hereto.

          (e) R. Jeffrey Bixler, General Counsel of the Company, shall have furnished to the Initial Purchasers his written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form set forth in Annex B-2 hereto.

          (f) Reed Smith LLP, special regulatory counsel for the Company, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form set forth in Annex B-3 hereto.

          (g) The Initial Purchasers shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they request for the purpose of enabling them to pass upon such matters.

          (h) Epstein Becker & Green, P.C., special regulatory counsel for the Initial Purchasers, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

          (i) The Company shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of Ernst & Young LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers.

          (j) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of Ernst & Young LLP, addressed to the Initial Purchasers and dated the Closing Date (A) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (B) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (C) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (k) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its chief executive officer or its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) as of the Closing Date, the representations and warranties of the Company and the each of the Guarantors, as applicable, in this Agreement are true and correct in all material respects, the Company and the each of the Guarantors, as applicable, have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum (exclusive of amendments or supplements to the Offering Memorandum after the date hereof), there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum (exclusive of amendments or supplements after the date hereof).

          (l) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer or agent of the Company and of each of the Guarantors.

          (m) The Indenture shall have been duly executed and delivered by the Company, each of the Guarantors and the Trustee, and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

          (n) The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

          (o) If any event shall have occurred that requires the Company under
     Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

          (p) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities contemplated hereby.

          (q) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

          (r) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or the issuance of the Guarantees.

          (s) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).

          (t) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities or material disruption of securities clearance or settlement systems shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of JPMorgan, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

          (u) JPMorgan shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing in the other jurisdictions set forth on Schedule 3 hereto, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

          (v) On or prior to the Closing Date, the Company and the Guarantors shall have furnished to JPMorgan such further certificates and documents as JPMorgan may reasonably request.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Simpson Thacher & Bartlett.

     6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Section 5(p),
(q), (r), (s) or (t) shall have occurred and be continuing.

     7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Securities which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Company, or the Guarantors, except that the Company and the Guarantors will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 4 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

     (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, any of the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

     8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated due to the failure to comply with any of subsection of Section 5 (other than due to the events described in Section 5(p), (r) or (t) (other than clause (ii) of Section 5(t)), in which case each party will be responsible for its own expenses) or pursuant to Section 6, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company and the each of the Guarantors shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, neither the Company nor the Guarantors shall be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

     9. Indemnification. (a) The Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section

9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided by the Company or any Guarantor pursuant to Section 4(e) or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and each of the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this
Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Initial Purchaser and any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 4(b).

     (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, each Guarantor and their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering

Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information provided by such Initial Purchaser, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         The obligations of the Company, each of the Guarantors and the Initial Purchasers in this Section 9 and in Section 10 are in addition to any other liability that the Company, each of the Guarantors or the Initial Purchasers, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

         10. Contribution. If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the each of the Guarantors on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Company and each of the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omissions. The Company, each of the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

         11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, each of the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to officers, directors, employees, representatives, agents and controlling persons of the Company and each of the Guarantors and affiliates, officers, directors, employees, representatives, agents and controlling persons of the Initial Purchasers and in
Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         12. Expenses. The Company and each of the Guarantors agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement which are not otherwise specifically provided for in this
Section 12; provided, however, that except as provided in this Section 12 and
Section 8, the Initial Purchasers shall pay their own costs and expenses, including the fees and disbursements of their counsel and any advertising expenses (other than with respect to any roadshow presentation) connected with any offers they may make.

         13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, each of the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company, each of the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

         14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Steven A. Tulip, Managing Director (telecopier no.: (212) 270-1063); or

         (b) if to the Company or the Guarantors, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: Douglas Haag (telecopier no.: (419) 252-5571), with copies to General Counsel (telecopier no.: (419) 252-5599) and Mike Levin, Latham & Watkins Illinois LLC (telecopier no.: (312) 993-9767).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by JPMorgan.

         15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

         16. Initial Purchasers' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: the statements concerning the Initial Purchasers contained in the third paragraph, the fifth and sixth sentences of the eighth paragraph, the tenth paragraph, and the third, fourth, fifth, seventh and ninth sentences of the eleventh paragraph under the heading "Plan of Distribution".

         17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


         18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed agreement, counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         21. Authority of JPMorgan. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.


                                Very truly yours,

                                MANOR CARE, INC.





                                By: /s/ R. Jeffrey Bixler
                                    ------------------------------------
                                    Name:  R. Jeffrey Bixler
                                    Title: Vice President, Secretary and
                                           General Counsel

                                    SUBSIDIARY GUARANTORS

                                    AMERICAN HOSPITAL BUILDING CORPORATION

                                    AMERICANA HEALTHCARE CENTER OF PALOS
                                    TOWNSHIP, INC.

                                    AMERICANA HEALTHCARE CORPORATION OF GEORGIA

                                    AMERICANA HEALTHCARE CORPORATION OF NAPLES

                                    ANCILLARY SERVICES MANAGEMENT, INC.

                                    BAILY NURSING HOME, INC.

                                    BIRCHWOOD MANOR, INC.

                                    BLUE RIDGE REHABILITATION SERVICES, INC.

                                    CANTERBURY VILLAGE, INC.

                                    CHARLES MANOR, INC.

                                    CHESAPEAKE MANOR, INC.

                                    DEKALB HEALTHCARE CORPORATION

                                    DEVON MANOR CORPORATION

                                    DISTCO, INC.

                                    DIVERSIFIED REHABILITATION SERVICES, INC.

                                    DONAHOE MANOR, INC.

                                    EAST MICHIGAN CARE CORPORATION

                                    EXECUTIVE ADVERTISING, INC.

                                    EYE-Q NETWORK, INC.

                                    FOUR SEASONS NURSING CENTERS, INC.

                                    GEORGIAN BLOOMFIELD, INC.

                                    GREENVIEW MANOR, INC.

                                    HCR HOME HEALTH CARE AND HOSPICE, INC.

                                    HCR HOSPITAL HOLDING COMPANY, INC.

                                    HCR INFORMATION CORPORATION

                                    HCR MANORCARE MEDICAL SERVICES OF FLORIDA,
                                    INC.

                                    HCR PHYSICIAN MANAGEMENT SERVICES, INC.

                                    HCR REHABILITATION CORP.

                                    HCRA OF TEXAS, INC.

                                    HCRC INC.

                                    HEALTH CARE AND RETIREMENT CORPORATION OF
                                    AMERICA

                                    HEARTLAND CAREPARTNERS, INC.

                                    HEARTLAND EMPLOYMENT SERVICES, INC.

                                    HEARTLAND HOME CARE, INC.

                                    HEARTLAND HOME HEALTH CARE SERVICES, INC.

                                    HEARTLAND HOSPICE SERVICES, INC.

                                    HEARTLAND INFORMATION SERVICES, INC.
                                    (fka Heartland Medical Information Services)

                                    HEARTLAND MANAGEMENT SERVICES, INC.

                                    HEARTLAND REHABILITATION SERVICES OF
                                    FLORIDA, INC.

                                    HEARTLAND REHABILITATION SERVICES, INC.

                                    HEARTLAND SERVICES CORP.

                                    HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT
                                    PHYSICAL THERAPY PROFESSIONAL ASSOCIATES,
                                    INC.

                                    HGCC OF ALLENTOWN, INC.

                                    IN HOME HEALTH, INC.

                                    INDUSTRIAL WASTES, INC.

                                    IONIA MANOR, INC.

                                    JACKSONVILLE HEALTHCARE CORPORATION

                                    KENSINGTON MANOR, INC.

                                    KNOLLVIEW MANOR, INC.

                                    LEADER NURSING AND REHABILITATION CENTER OF
                                    BETHEL PARK, INC.

                                    LEADER NURSING AND REHABILITATION CENTER OF
                                    GLOUCESTER, INC.

                                    LEADER NURSING AND REHABILITATION CENTER OF
                                    SCOTT TOWNSHIP, INC.

                                    LEADER NURSING AND REHABILITATION CENTER OF
                                    VIRGINIA INC.

                                    LINCOLN HEALTH CARE, INC.

                                    MANOR CARE AVIATION, INC.

                                    MANOR CARE OF AKRON, INC.

                                    MANOR CARE OF AMERICA, INC

                                    MANOR CARE OF ARIZONA, INC.

                                    MANOR CARE OF ARLINGTON, INC.

                                    MANOR CARE OF BOCA RATON, INC.

                                    MANOR CARE OF BOYNTON BEACH, INC.

                                    MANOR CARE OF CANTON, INC.

                                    MANOR CARE OF CENTERVILLE, INC

                                    MANOR CARE OF CHARLESTON, INC.

                                    MANOR CARE OF CINCINNATI, INC.

                                    MANOR CARE OF COLUMBIA, INC.

                                    MANOR CARE OF DARIEN, INC.

                                    MANOR CARE OF DELAWARE COUNTY, INC.

                                    MANOR CARE OF DUNEDIN, INC.

                                    MANOR CARE OF FLORIDA, INC.

                                    MANOR CARE OF HINSDALE, INC.

                                    MANOR CARE OF KANSAS, INC.

                                    MANOR CARE OF KINGSTON COURT, INC.

                                    MANOR CARE OF LARGO, INC.

                                    MANOR CARE OF LEXINGTON, INC.

                                    MANOR CARE OF MEADOW PARK, INC.

                                    MANOR CARE OF MIAMISBURG, INC

                                    MANOR CARE OF NORTH OLMSTEAD, INC.

                                    MANOR CARE OF PINEHURST, INC.

                                MANOR CARE OF PLANTATION, INC.

                                MANOR CARE OF ROLLING MEADOWS, INC.

                                MANOR CARE OF ROSSVILLE, INC.

                                MANOR CARE OF SARASOTA, INC.

                                MANOR CARE OF WILLOUGHBY, INC.

                                MANOR CARE OF WILMINGTON, INC.

                                MANOR CARE OF YORK (NORTH), INC.

                                MANOR CARE OF YORK (SOUTH), INC.

                                MANOR CARE PROPERTIES, INC.

                                MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.

                                MANORCARE HEALTH SERVICES OF NORTHHAMPTON
                                COUNTY, INC.

                                MANORCARE HEALTH SERVICES OF VIRGINIA, INC

                                MANORCARE HEALTH SERVICES, INC.

                                MARINA VIEW MANOR, INC.

                                MEDI-SPEECH SERVICE, INC.

                                MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.

                                MILESTONE HEALTH SYSTEMS, INC.

                                MILESTONE HEALTHCARE, INC.

                                MILESTONE REHABILITATION SERVICES, INC.

                                MILESTONE STAFFING SERVICES, INC.

                                    MILESTONE THERAPY SERVICES, INC.

                                    MNR FINANCE CORP.

                                    MRC REHABILITATION, INC.

                                    NEW MANORCARE HEALTH SERVICES, INC.

                                    PEAK REHABILITATION, INC.

                                    PERRYSBURG PHYSICAL THERAPY, INC

                                    PHYSICAL OCCUPATIONAL AND SPEECH THERAPY,
                                    INC.

                                    PNEUMATIC CONCRETE, INC.

                                    PORTFOLIO ONE, INC.

                                    REHABILITATION ADMINISTRATION CORPORATION

                                    REHABILITATION ASSOCIATES, INC.

                                    REHABILITATION SERVICES OF ROANOKE, INC.

                                    REINBOLT & BURKAM, INC.

                                    RICHARDS HEALTHCARE, INC.

                                    RIDGEVIEW MANOR, INC.

                                    ROLAND PARK NURSING CENTER, INC.

                                    RVA MANAGEMENT SERVICES, INC.

                                    SILVER SPRING - WHEATON NURSING HOME, INC.

                                    SPRINGHILL MANOR, INC.

                                    STEWALL CORPORATION

                                    STRATFORD MANOR, INC.

                                    STUTEX CORP.

                                    SUN VALLEY MANOR, INC.

                                    THE NIGHTINGALE NURSING HOME, INC.

                                    THERAPY ASSOCIATES, INC.

                                    THERASPORT PHYSICAL THERAPY, INC.

                                    THREE RIVERS MANOR, INC.

                                    TOTALCARE CLINICAL LABORATORIES, INC.

                                    WASHTENAW HILLS MANOR, INC.

                                    WHITEHALL MANOR, INC.


                                    By: /s/ R. Jeffrey Bixler
                                       -----------------------------------------
                                      Name:  R. Jeffrey Bixler
                                      Title: Vice President, General Counsel
                                             and Secretary of each of the above-
                                             referenced corporations

                                    Address:    333 N. Summit St.
                                                Toledo, Ohio 43604

                                    Fax No.:    419-252-5599
                                    Telephone:  419-252-5500

                                    COLEWOOD LIMITED PARTNERSHIP

                                    By:  American Hospital Building Corporation,
                                         its General Partner

                                         By: /s/ R. Jeffrey Bixler
                                            ------------------------------------
                                            Name:  R. Jeffrey Bixler
                                            Title: Vice President, General
                                                   Counsel and Secretary

                                    Address:   333 N. Summit St.
                                               Toledo, Ohio 43604

                                    Fax No.:   419-252-5599
                                    Telephone: 419-252-5500

                                    HCR HOSPITAL, LLC

                                    By:  HCR Hospital Holding Company, Inc.,
                                         its sole member

                                         By: /s/ R. Jeffrey Bixler
                                            ------------------------------------
                                            Name:  R. Jeffrey Bixler
                                            Title: Vice President, General
                                                   Counsel and Secretary

                                    Address:   333 N. Summit St.
                                               Toledo, Ohio 43604

                                    Fax No.:   419-252-5599
                                    Telephone: 419-252-5500

                                    ANCILLARY SERVICES, LLC

                                    By: Heartland Rehabilitation Services, Inc.,
                                        its sole member

                                        By: /s/ R. Jeffrey Bixler
                                           -------------------------------------
                                           Name:  R. Jeffrey Bixler
                                           Title: Vice President, General
                                                  Counsel and Secretary

                                    Address:   333 N. Summit St.
                                               Toledo, Ohio 43604

                                    Fax No.:   419-252-5599
                                    Telephone: 419-252-5500

                                    BOOTH LIMITED PARTNERSHIP

                                    By: Jacksonville Healthcare Corporation, its
                                        General Partner


                                        By: /s/ R. Jeffrey Bixler
                                           -------------------------------------
                                           Name:  R. Jeffrey Bixler
                                           Title: Vice President, General
                                                  Counsel and Secretary

                                    Address:   333 N. Summit St.
                                               Toledo, Ohio 43604

                                    Fax No.:   419-252-5599
                                    Telephone: 419-252-5500

                                    ANNANDALE ARDEN, LLC

                                    BAINBRIDGE ARDEN, LLC

                                    BINGHAM FARMS ARDEN, LLC

                                    COLONIE ARDEN, LLC

                                    CRESTVIEW HILLS, LLC

                                    FIRST LOUISVILLE ARDEN, LLC

                                    GENEVA ARDEN LLC

                                    HANOVER ARDEN, LLC

                                    JEFFERSON ARDEN, LLC

                                    KENWOOD ARDEN, LLC

                                    LIVONIA ARDEN, LLC

                                    MEMPHIS ARDEN, LLC

                                    NAPA ARDEN, LLC

                                    ROANOKE ARDEN, LLC

                                    SAN ANTONIO ARDEN, LLC

                                    SILVER SPRING ARDEN, LLC

                                    SUSQUEHANNA ARDEN LLC

                                    TAMPA ARDEN, LLC

                                    WALL ARDEN, LLC

                                    WARMINSTER ARDEN LLC

                                    WILLIAMS VILLE ARDEN, LLC

                                     By:  Manor Care of America, Inc., the
                                          sole member of each of the above-
                                          referenced limited liability companies

                                          By: /s/ R. Jeffrey Bixler
                                             -----------------------------------
                                              Name:  R. Jeffrey Bixler
                                              Title: Vice President, General
                                                     Counsel and Secretary

                                     Address:   333 N. Summit St.
                                                Toledo, Ohio 43604

                                     Fax No.:   419-252-5599
                                     Telephone: 419-252-5500

                                    BATH ARDEN, LLC

                                    CLAIRE BRIDGE OF ANDERSON, LLC

                                    CLAIRE BRIDGE OF AUSTIN, LLC

                                    CLAIRE BRIDGE OF KENWOOD, LLC

                                    CLAIRE BRIDGE OF SAN ANTONIO, LLC

                                    CLAIRE BRIDGE OF SUSQUEHANNA, LLC

                                    CLAIRE BRIDGE OF WARMINSTER, LLC

                                    FRESNO ARDEN, LLC

                                    MESQUITE HOSPITAL, LLC

                                    TUSCAWILLA ARDEN, LLC


                                    By:   Manor Care Health Services, Inc., the
                                          sole member of each of the above-
                                          referenced limited liability companies


                                          By: /s/ R. Jeffrey Bixler
                                             -----------------------------------
                                             Name:  R. Jeffrey Bixler
                                             Title: Vice President, General
                                                    Counsel and Secretary

                                    Address:   333 N. Summit St.
                                               Toledo, Ohio 43604

                                    Fax No.:   419-252-5599
                                    Telephone: 419-252-5500

                                         HCR MANORCARE MESQUITE, L.P.

                                         By: Mesquite Hospital, LLC, its
                                             General Partner


                                             By: /s/ R. Jeffrey Bixler
                                                --------------------------------
                                                Name:  R. Jeffrey Bixler
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                         Address:   333 N. Summit St.
                                                    Toledo, Ohio 43604

                                         Fax No.:   419-252-5599
                                         Telephone: 419-252-5500

Accepted: April 10, 2003

J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
UBS WARBURG LLC
BANC OF AMERICA SECURITIES LLC
BNY CAPITAL MARKETS, INC.
NATCITY INVESTMENTS, INC.
SUNTRUST CAPITAL MARKETS, INC.


By:  J.P. MORGAN SECURITIES INC.



By  /s/  Geoffrey Benson
    ________________________________

     Authorized Signatory

                                                                      SCHEDULE 1

                                   GUARANTORS

SUBSIDIARY GUARANTORS

AMERICAN HOSPITAL BUILDING
CORPORATION

AMERICANA HEALTHCARE CENTER OF
PALOS TOWNSHIP, INC.

AMERICANA HEALTHCARE CORPORATION
OF GEORGIA

AMERICANA HEALTHCARE CORPORATION
OF NAPLES

ANCILLARY SERVICES MANAGEMENT, INC.

BAILY NURSING HOME, INC.

BIRCHWOOD MANOR, INC.

BLUE RIDGE REHABILITATION SERVICES,
INC.

CANTERBURY VILLAGE, INC.

CHARLES MANOR, INC.

CHESAPEAKE MANOR, INC.

DEKALB HEALTHCARE CORPORATION

DEVON MANOR CORPORATION

DISTCO, INC.

DIVERSIFIED REHABILITATION SERVICES,
INC.

DONAHOE MANOR, INC.

EAST MICHIGAN CARE CORPORATION

EXECUTIVE ADVERTISING, INC.

EYE-Q NETWORK, INC.

FOUR SEASONS NURSING CENTERS, INC.

GEORGIAN BLOOMFIELD, INC.

GREENVIEW MANOR, INC.

HCR HOME HEALTH CARE AND HOSPICE,
INC.

HCR HOSPITAL HOLDING COMPANY, INC.

HCR INFORMATION CORPORATION

HCR MANORCARE MEDICAL SERVICES OF
FLORIDA, INC.

HCR PHYSICIAN MANAGEMENT SERVICES,
INC.

HCR REHABILITATION CORP.

HCRA OF TEXAS, INC.

HCRC INC.

HEALTH CARE AND RETIREMENT
CORPORATION OF AMERICA

HEARTLAND CAREPARTNERS, INC.

HEARTLAND EMPLOYMENT SERVICES, INC.

HEARTLAND HOME CARE, INC.

HEARTLAND HOME HEALTH CARE
SERVICES, INC.

HEARTLAND HOSPICE SERVICES, INC.

HEARTLAND INFORMATION SERVICES, INC.
(fka Heartland Medical Information Services)

HEARTLAND MANAGEMENT SERVICES,
INC.

HEARTLAND REHABILITATION SERVICES
OF FLORIDA, INC.

HEARTLAND REHABILITATION SERVICES,
INC.

HEARTLAND SERVICES CORP.

HERBERT LASKIN, RPT - JOHN MCKENZIE,
RPT PHYSICAL THERAPY PROFESSIONAL
ASSOCIATES, INC.

HGCC OF ALLENTOWN, INC.

IN HOME HEALTH, INC.

INDUSTRIAL WASTES, INC.

IONIA MANOR, INC.

JACKSONVILLE HEALTHCARE
CORPORATION

KENSINGTON MANOR, INC.

KNOLLVIEW MANOR, INC.

LEADER NURSING AND REHABILITATION
CENTER OF BETHEL PARK, INC.

LEADER NURSING AND REHABILITATION
CENTER OF GLOUCESTER, INC.

LEADER NURSING AND REHABILITATION
CENTER OF SCOTT TOWNSHIP, INC.

LEADER NURSING AND REHABILITATION
CENTER OF VIRGINIA INC.

LINCOLN HEALTH CARE, INC.

MANOR CARE AVIATION, INC.

MANOR CARE OF AKRON, INC.

MANOR CARE OF AMERICA, INC

MANOR CARE OF ARIZONA, INC.

MANOR CARE OF ARLINGTON, INC.

MANOR CARE OF BOCA RATON, INC.

MANOR CARE OF BOYNTON BEACH, INC.

MANOR CARE OF CANTON, INC.

MANOR CARE OF CENTERVILLE, INC

MANOR CARE OF CHARLESTON, INC.

MANOR CARE OF CINCINNATI, INC.

MANOR CARE OF COLUMBIA, INC.

MANOR CARE OF DARIEN, INC.

MANOR CARE OF DELAWARE COUNTY, INC.

MANOR CARE OF DUNEDIN, INC.

MANOR CARE OF FLORIDA, INC.

MANOR CARE OF HINSDALE, INC.

MANOR CARE OF KANSAS, INC.

MANOR CARE OF KINGSTON COURT, INC.

MANOR CARE OF LARGO, INC.

MANOR CARE OF LEXINGTON, INC.

MANOR CARE OF MEADOW PARK, INC.

MANOR CARE OF MIAMISBURG, INC

MANOR CARE OF NORTH OLMSTEAD, INC.

MANOR CARE OF PINEHURST, INC.

MANOR CARE OF PLANTATION, INC.

MANOR CARE OF ROLLING MEADOWS, INC.

MANOR CARE OF ROSSVILLE, INC.

MANOR CARE OF SARASOTA, INC.

MANOR CARE OF WILLOUGHBY, INC.

MANOR CARE OF WILMINGTON, INC.

MANOR CARE OF YORK (NORTH), INC.

MANOR CARE OF YORK (SOUTH), INC.

MANOR CARE PROPERTIES, INC.

MANORCARE HEALTH SERVICES OF
BOYNTON BEACH, INC.

MANORCARE HEALTH SERVICES OF
NORTHHAMPTON COUNTY, INC.

MANORCARE HEALTH SERVICES OF
VIRGINIA, INC.

MANORCARE HEALTH SERVICES, INC.

MARINA VIEW MANOR, INC.

MEDI-SPEECH SERVICE, INC.

MID-SHORE PHYSICAL THERAPY
ASSOCIATES, INC.

MILESTONE HEALTH SYSTEMS, INC.

MILESTONE HEALTHCARE, INC.

MILESTONE REHABILITATION SERVICES,
INC.

MILESTONE STAFFING SERVICES, INC.

MILESTONE THERAPY SERVICES, INC.

MNR FINANCE CORP.

MRC REHABILITATION, INC.

NEW MANORCARE HEALTH SERVICES, INC.

PEAK REHABILITATION, INC.

PERRYSBURG PHYSICAL THERAPY, INC

PHYSICAL OCCUPATIONAL AND SPEECH
THERAPY, INC.

PNEUMATIC CONCRETE, INC.

PORTFOLIO ONE, INC.

REHABILITATION ADMINISTRATION
CORPORATION

REHABILITATION ASSOCIATES, INC.

REHABILITATION SERVICES OF ROANOKE,
INC.

REINBOLT & BURKAM, INC.

RICHARDS HEALTHCARE, INC.

RIDGEVIEW MANOR, INC.

ROLAND PARK NURSING CENTER, INC.

RVA MANAGEMENT SERVICES, INC.

SILVER SPRING - WHEATON NURSING
HOME, INC.

SPRINGHILL MANOR, INC.

STEWALL CORPORATION

STRATFORD MANOR, INC.

STUTEX CORP.

SUN VALLEY MANOR, INC.

THE NIGHTINGALE NURSING HOME, INC.

THERAPY ASSOCIATES, INC.

THERASPORT PHYSICAL THERAPY, INC.

THREE RIVERS MANOR, INC.

TOTALCARE CLINICAL LABORATORIES,
INC.

WASHTENAW HILLS MANOR, INC.

WHITEHALL MANOR, INC.

COLEWOOD LIMITED PARTNERSHIP

HCR HOSPITAL, LLC

ANCILLARY SERVICES, LLC

BOOTH LIMITED PARTNERSHIP

ANNANDALE ARDEN, LLC

BAINBRIDGE ARDEN, LLC

BINGHAM FARMS ARDEN, LLC

COLONIE ARDEN, LLC

CRESTVIEW HILLS, LLC

FIRST LOUISVILLE ARDEN, LLC

GENEVA ARDEN LLC

HANOVER ARDEN, LLC

JEFFERSON ARDEN, LLC

KENWOOD ARDEN, LLC

LIVONIA ARDEN, LLC

MEMPHIS ARDEN, LLC

NAPA ARDEN, LLC

ROANOKE ARDEN, LLC

SAN ANTONIO ARDEN, LLC

SILVER SPRING ARDEN, LLC

SUSQUEHANNA ARDEN LLC

TAMPA ARDEN, LLC

WALL ARDEN, LLC

WARMINSTER ARDEN LLC

WILLIAMS VILLE ARDEN, LLC

BATH ARDEN, LLC

CLAIRE BRIDGE OF ANDERSON, LLC

CLAIRE BRIDGE OF AUSTIN, LLC

CLAIRE BRIDGE OF KENWOOD, LLC

CLAIRE BRIDGE OF SAN ANTONIO, LLC

CLAIRE BRIDGE OF SUSQUEHANNA, LLC

CLAIRE BRIDGE OF WARMINSTER, LLC

FRESNO ARDEN, LLC

MESQUITE HOSPITAL, LLC

TUSCAWILLA ARDEN, LLC

HCR MANORCARE MESQUITE, L.P.

                                                                      SCHEDULE 2

                                  SUBSIDIARIES

                            MANOR CARE SUBSIDIARIES

HCRC INC. *                                                                                      Guarantor
HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA *                                              Guarantor
HCR REHABILITATION CORP. *                                                                       Guarantor
HEARTLAND REHABILITATION SERVICES, INC. *                                                        Guarantor
MANOR CARE OF AMERICA, INC *                                                                     Guarantor
MANORCARE HEALTH SERVICES, INC. *                                                                Guarantor

AMERICAN HOSPITAL BUILDING CORPORATION                                                           Guarantor
AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.                                              Guarantor
AMERICANA HEALTHCARE CORPORATION OF GEORGIA                                                      Guarantor
AMERICANA HEALTHCARE CORPORATION OF NAPLES                                                       Guarantor
ANCILLARY SERVICES MANAGEMENT, INC.                                                              Guarantor
ANCILLARY SERVICES, LLC                                                                          Guarantor
ANNANDALE ARDEN, LLC                                                                             Guarantor
BAILY NURSING HOME, INC.                                                                         Guarantor
BAINBRIDGE ARDEN, LLC                                                                            Guarantor
BATH ARDEN, LLC                                                                                  Guarantor
BINGHAM FARMS ARDEN, LLC                                                                         Guarantor
BIRCHWOOD MANOR, INC.                                                                            Guarantor
BLUE RIDGE REHABILITATION SERVICES, INC.                                                         Guarantor
BOOTH LIMITED PARTNERSHIP                                                                        Guarantor
CANTERBURY VILLAGE, INC.                                                                         Guarantor
CHARLES MANOR, INC.                                                                              Guarantor
CHESAPEAKE MANOR, INC.                                                                           Guarantor
CLAIRE BRIDGE OF ANDERSON, LLC                                                                   Guarantor
CLAIRE BRIDGE OF AUSTIN, LLC                                                                     Guarantor
CLAIRE BRIDGE OF KENWOOD, LLC                                                                    Guarantor
CLAIRE BRIDGE OF SAN ANTONIO, LLC                                                                Guarantor
CLAIRE BRIDGE OF SUSQUEHANNA, LLC                                                                Guarantor
CLAIRE BRIDGE OF WARMINSTER, LLC                                                                 Guarantor
COLEWOOD LIMITED PARTNERSHIP                                                                     Guarantor
COLONIE ARDEN, LLC                                                                               Guarantor
CRESTVIEW HILLS, LLC                                                                             Guarantor
DEKALB HEALTHCARE CORPORATION                                                                    Guarantor
DEVON MANOR CORPORATION                                                                          Guarantor
DISTCO, INC.                                                                                     Guarantor
DIVERSIFIED REHABILITATION SERVICES, INC.                                                        Guarantor
DONAHOE MANOR, INC.                                                                              Guarantor
EAST MICHIGAN CARE CORPORATION                                                                   Guarantor
EXECUTIVE ADVERTISING, INC.                                                                      Guarantor
EYE-Q NETWORK, INC.                                                                              Guarantor
FIRST LOUISVILLE ARDEN, LLC                                                                      Guarantor
FOUR SEASONS NURSING CENTERS, INC.                                                               Guarantor
FRESNO ARDEN, LLC                                                                                Guarantor
GENEVA ARDEN LLC                                                                                 Guarantor
GEORGIAN BLOOMFIELD, INC.                                                                        Guarantor
GREENVIEW MANOR, INC.                                                                            Guarantor
HANOVER ARDEN, LLC                                                                               Guarantor
HCR HOME HEALTH CARE AND HOSPICE, INC.                                                           Guarantor
HCR HOSPITAL HOLDING COMPANY, INC.                                                               Guarantor
HCR HOSPITAL, LLC                                                                                Guarantor

    Asterisk indicates a "Significant Subsidiary"

                            MANOR CARE SUBSIDIARIES

HCR INFORMATION CORPORATION                                                                      Guarantor
HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.                                                  Guarantor
HCR MANORCARE MESQUITE, L.P.                                                                     Guarantor
HCR PHYSICIAN MANAGEMENT SERVICES, INC.                                                          Guarantor
HCRA OF TEXAS, INC.                                                                              Guarantor
HEARTLAND CAREPARTNERS, INC.                                                                     Guarantor
HEARTLAND EMPLOYMENT SERVICES, INC.                                                              Guarantor
HEARTLAND HOME CARE, INC.                                                                        Guarantor
HEARTLAND HOME HEALTH CARE SERVICES, INC.                                                        Guarantor
HEARTLAND HOSPICE SERVICES, INC.                                                                 Guarantor
HEARTLAND INFORMATION SERVICES, INC. (fka Heartland Medical Information Services, Inc.)          Guarantor
HEARTLAND MANAGEMENT SERVICES, INC.                                                              Guarantor
HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.                                               Guarantor
HEARTLAND SERVICES CORP.                                                                         Guarantor
HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL THERAPY PROFESSIONAL ASSOCIATES, INC.          Guarantor
HGCC OF ALLENTOWN, INC.                                                                          Guarantor
IN HOME HEALTH, INC.                                                                             Guarantor
INDUSTRIAL WASTES, INC.                                                                          Guarantor
IONIA MANOR, INC.                                                                                Guarantor
JACKSONVILLE HEALTHCARE CORPORATION                                                              Guarantor
JEFFERSON ARDEN, LLC                                                                             Guarantor
KENSINGTON MANOR, INC.                                                                           Guarantor
KENWOOD ARDEN, LLC                                                                               Guarantor
KNOLLVIEW MANOR, INC.                                                                            Guarantor
LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK, INC.                                    Guarantor
LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER, INC.                                     Guarantor
LEADER NURSING AND REHABILITATION CENTER OF SCOTT TOWNSHIP, INC.                                 Guarantor
LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.                                        Guarantor
LINCOLN HEALTH CARE, INC.                                                                        Guarantor
LIVONIA ARDEN, LLC                                                                               Guarantor
MANOR CARE AVIATION, INC.                                                                        Guarantor
MANOR CARE OF AKRON, INC.                                                                        Guarantor
MANOR CARE OF ARIZONA, INC.                                                                      Guarantor
MANOR CARE OF ARLINGTON, INC.                                                                    Guarantor
MANOR CARE OF BOCA RATON, INC.                                                                   Guarantor
MANOR CARE OF BOYNTON BEACH, INC.                                                                Guarantor
MANOR CARE OF CANTON, INC.                                                                       Guarantor
MANOR CARE OF CENTREVILLE, INC                                                                   Guarantor
MANOR CARE OF CHARLESTON, INC.                                                                   Guarantor
MANOR CARE OF CINCINNATI, INC.                                                                   Guarantor
MANOR CARE OF COLUMBIA, INC.                                                                     Guarantor
MANOR CARE OF DARIEN, INC.                                                                       Guarantor
MANOR CARE OF DELAWARE COUNTY, INC.                                                              Guarantor
MANOR CARE OF DUNEDIN, INC.                                                                      Guarantor
MANOR CARE OF FLORIDA, INC.                                                                      Guarantor
MANOR CARE OF HINSDALE, INC.                                                                     Guarantor
MANOR CARE OF KANSAS, INC.                                                                       Guarantor
MANOR CARE OF KINGSTON COURT, INC.                                                               Guarantor
MANOR CARE OF LARGO, INC.                                                                        Guarantor
MANOR CARE OF LEXINGTON, INC.                                                                    Guarantor

    Asterisk indicates a "Significant Subsidiary"

                            MANOR CARE SUBSIDIARIES

MANOR CARE OF MEADOW PARK, INC.                                                                  Guarantor
MANOR CARE OF MIAMISBURG, INC                                                                    Guarantor
MANOR CARE OF NORTH OLMSTEAD, INC.                                                               Guarantor
MANOR CARE OF PINEHURST, INC.                                                                    Guarantor
MANOR CARE OF PLANTATION, INC.                                                                   Guarantor
MANOR CARE OF ROLLING MEADOWS, INC.                                                              Guarantor
MANOR CARE OF ROSSVILLE, INC.                                                                    Guarantor
MANOR CARE OF SARASOTA, INC.                                                                     Guarantor
MANOR CARE OF WILLOUGHBY, INC.                                                                   Guarantor
MANOR CARE OF WILMINGTON, INC.                                                                   Guarantor
MANOR CARE OF YORK (NORTH), INC.                                                                 Guarantor
MANOR CARE OF YORK (SOUTH), INC.                                                                 Guarantor
MANOR CARE PROPERTIES, INC.                                                                      Guarantor
MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.                                                 Guarantor
MANORCARE HEALTH SERVICES OF VIRGINIA, INC.                                                      Guarantor
MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.                                           Guarantor
MARINA VIEW MANOR, INC.                                                                          Guarantor
MEDI-SPEECH SERVICE, INC.                                                                        Guarantor
MEMPHIS ARDEN, LLC                                                                               Guarantor
MESQUITE HOSPITAL, LLC                                                                           Guarantor
MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.                                                      Guarantor
MILESTONE HEALTH SYSTEMS, INC.                                                                   Guarantor
MILESTONE HEALTHCARE, INC.                                                                       Guarantor
MILESTONE REHABILITATION SERVICES, INC.                                                          Guarantor
MILESTONE STAFFING SERVICES, INC.                                                                Guarantor
MILESTONE THERAPY SERVICES, INC.                                                                 Guarantor
MNR FINANCE CORP.                                                                                Guarantor
MRC REHABILITATION, INC.                                                                         Guarantor
NAPA ARDEN, LLC                                                                                  Guarantor
NEW MANORCARE HEALTH SERVICES, INC.                                                              Guarantor
PEAK REHABILITATION, INC.                                                                        Guarantor
PERRYSBURG PHYSICAL THERAPY, INC                                                                 Guarantor
PHYSICAL, OCCUPATIONAL, AND SPEECH THERAPY, INC.                                                 Guarantor
PNEUMATIC CONCRETE, INC.                                                                         Guarantor
PORTFOLIO ONE, INC.                                                                              Guarantor
REHABILITATION ADMINISTRATION CORPORATION                                                        Guarantor
REHABILITATION ASSOCIATES, INC.                                                                  Guarantor
REHABILITATION SERVICES OF ROANOKE, INC.                                                         Guarantor
REINBOLT & BURKAM, INC.                                                                          Guarantor
RICHARDS HEALTHCARE, INC.                                                                        Guarantor
RIDGEVIEW MANOR, INC.                                                                            Guarantor
ROANOKE ARDEN, LLC                                                                               Guarantor
ROLAND PARK NURSING CENTER, INC.                                                                 Guarantor
RVA MANAGEMENT SERVICES, INC.                                                                    Guarantor
SAN ANTONIO ARDEN, LLC                                                                           Guarantor
SILVER SPRING - WHEATON NURSING HOME, INC.                                                       Guarantor
SILVER SPRING ARDEN, LLC                                                                         Guarantor
SPRINGHILL MANOR, INC.                                                                           Guarantor
STEWALL CORPORATION                                                                              Guarantor
STRATFORD MANOR, INC.                                                                            Guarantor

    Asterisk indicates a "Significant Subsidiary"

                            MANOR CARE SUBSIDIARIES

STUTEX CORP.                                                                                     Guarantor
SUN VALLEY MANOR, INC.                                                                           Guarantor
SUSQUEHANNA ARDEN LLC                                                                            Guarantor
TAMPA ARDEN, LLC                                                                                 Guarantor
THE NIGHTINGALE NURSING HOME, INC.                                                               Guarantor
THERAPY ASSOCIATES, INC.                                                                         Guarantor
THERASPORT PHYSICAL THERAPY, INC.                                                                Guarantor
THREE RIVERS MANOR, INC.                                                                         Guarantor
TOTALCARE CLINICAL LABORATORIES, INC.                                                            Guarantor
TUSCAWILLA ARDEN, LLC                                                                            Guarantor
WALL ARDEN, LLC                                                                                  Guarantor
WARMINSTER ARDEN LLC                                                                             Guarantor
WASHTENAW HILLS MANOR, INC.                                                                      Guarantor
WHITEHALL MANOR, INC.                                                                            Guarantor
WILLIAMSVILLE ARDEN, LLC                                                                         Guarantor

DECA LIMITED PARTNERSHIP (not 100% owned)
EISELE & COMPANY, INC. (dormant)
HEARTLAND PROVIDER THERAPY NETWORK, INC. (dormant)
ELMHURST LIMITED PARTNERSHIP (dormant and not 100% owned)
HCR MANOR CARE MESQUITE LP (dormant)
HEART LAND ASIA (MAURITIUS) LIMITED (Foreign)
HEARTLAND BANGALORE TRANSCRIPTION AND SERVICES PRIVATE LIMITED (Foreign) HEARTLAND DELHI TRANSCRIPTION AND SERVICES PRIVATE LIMITED (Foreign)
HEARTLAND INFORMATION AND CONSULTANCY SERVICES PRIVATE LIMITED (Foreign) MANORCARE HEALTH SERVICES OF OKLAHOMA, INC. (dormant)
MANORCARE HEALTH SERVICES OF DELAWARE COUNTY, INC. (dormant)
MANOR CARE SUPPLY COMPANY (dormant)
MANORCARE HEALTH SERVICES OF WASHINGTON, INC. (dormant)
MID-ATLANTIC POST ACUTE NETWORK, INC. (dormant and not 100% owned)
NUVISTA REFRACTIVE SURGERY AND LASER CENTERS, INC. (dormant and not 100% owned) PLM, INC. (not 100% owned)
PLM LIMITED PARTHERSHIP (not 100% owned)
VISION MANAGEMENT SERVICES, INC. (not 100% owned)
WINTER PARK NURSING CENTER, INC (not 100% owned)

    Asterisk indicates a "Significant Subsidiary"

                                                                      SCHEDULE 3

                            SIGNIFICANT SUBSIDIARIES

HCRC Inc.

Manor Care of America, Inc.

ManorCare Health Services, Inc.

Health Care and Retirement Corporation of America

HCR Rehabilitation Corp.

Heartland Rehabilitation Services, Inc.



                                  JURISDICTIONS



Texas

Ohio

Michigan

Florida

Pennsylvania

Illinois

                                                                      SCHEDULE 4

                               INITIAL PURCHASERS



Initial Purchaser                                                                    Principal Amount
-----------------                                                                    ----------------

J.P. Morgan Securities Inc.                                                          $ 48,000,000
Merrill Lynch, Pierce, Fenner & Smith                                                $ 48,000,000
            Incorporated
UBS Warburg LLC                                                                      $ 48,000,000
Banc of America Securities LLC                                                       $ 32,000,000
BNY Capital Markets, Inc.                                                            $  8,000,000
NatCity Investments, Inc.                                                            $  8,000,000
SunTrust Capital Markets, Inc                                                        $  8,000,000
                                                                                     ------------
                                                                        Total        $200,000,000


                                                                         ANNEX A


              [Form of Exchange and Registration Rights Agreement]

                                                                         ANNEX A

                                MANOR CARE, INC.

                                  $200,000,000

                           6.25% Senior Notes due 2013



                          REGISTRATION RIGHTS AGREEMENT


                                                                  April 15, 2003


J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

         Manor Care, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to J.P. Morgan Securities Inc. ("JPMorgan") Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, Banc of America Securities LLC, BNY Capital Markets, Inc., NatCity Investments, Inc., and SunTrust Capital Markets, Inc. (together with JPMorgan, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated April 10, 2003 (the "Purchase Agreement"), $200,000,000 aggregate principal amount of its 6.25% Senior Notes due 2013 (the "Securities") to be jointly and severally guaranteed (the "Guarantees") by the subsidiaries of the Company listed on
Schedule 1 and signatories hereto (collectively, the "Guarantors"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

         As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Guarantors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Securities and the Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

         1. Registered Exchange Offer. Unless the Registered Exchange Offer (as defined herein) shall not be permitted by applicable federal law, the Company shall (i) use reasonable best efforts to prepare and, not later than 90 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities and the Guarantees (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Securities and the Guarantees, a like aggregate principal amount of debt securities of the Company and guarantees thereof by the Guarantors (the "Exchange Securities") that are identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 150 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 180 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company, the Guarantors and the Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture, except for the transfer restrictions relating to the Securities (as described above).

         As soon as practicable after the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Guarantors, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

         In connection with the Registered Exchange Offer, the Company shall:

         (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

         (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

         (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

         (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

         As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

         (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

         (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

         (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

         The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

         The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities and the Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities or the Exchange Securities will have the right to vote or consent as a separate class on any matter.

         Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) for any other reason the Registered Exchange Offer is not consummated within 180 days after the Issue Date, or (iii) any Initial Purchaser so requests with respect to Securities or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities, or (vi) the Company so elects, then the following provisions shall apply:

         (a) The Company and the Guarantors shall use their reasonable best efforts to file as promptly as practicable (but in no event more than 20 business days after so required or requested pursuant to this Section 2) with the Commission (the "Shelf Filing Date"), and thereafter shall use their commercially reasonable efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

         (b) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law.

         (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) In the absence of the events described in clauses (i) through (vi) of the first paragraph of this Section 2, the Company and the Guarantors shall not be permitted to discharge its obligations hereunder by means of the filing of a Shelf Registration Statement.

         3. Additional Interest. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Company and the Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 90 days after the Issue Date or the Shelf Registration Statement is not filed with the Commission on or before the Shelf Filing Date, (ii) the Exchange Offer Registration Statement is not declared effective within 150 days after the Issue Date or the Shelf Registration Statement is not declared effective within 90 days of the Shelf Filing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 180 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 90 days after the Shelf Filing Date but shall thereafter cease to be effective (at any time that the Company and the Guarantors are obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors will be jointly and severally obligated to pay additional interest to each Holder of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be, which rate will be increased by an additional $ 0.05 per week per $1,000 principal amount of Transfer Restricted Securities for each 90-day period that any additional interest described in this Section 3 continues to accrue; provided that the rate for additional interest will not exceed $0.15 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued additional interest will be paid to each Holder in the same manner as interest payments on the Transfer Restricted Securities on semi-annual payment dates that correspond to interest payment dates for the Transfer Restricted Securities. Additional interest only accrues during a Registration Default. Following the cure of all Registration Defaults, the accrual of additional interest will cease. As used herein, the term "Transfer Restricted Securities" means each Security, until the earliest to occur of: (i) the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), neither the Company nor the Guarantors shall be required to pay additional interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to
Section 4(n).

         (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company and the Guarantors shall pay the additional interest due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the additional interest then due. The additional interest due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay additional interest shall be deemed to accrue from and including the date of the applicable Registration Default.

         (c) The parties hereto agree that the additional interest provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

         4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

         (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose within five business days after the delivery of such document to such Initial Purchaser; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

         (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (c) The Company and the Guarantors will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

         (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

         (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

         (f) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

         (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company and the Guarantors consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

         (h) Prior to the effective date of any Registration Statement, the Company and the Guarantors will use their reasonable best efforts to register or qualify, or cooperate with the Holders of Securities or Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided that the Company and the Guarantors will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

         (i) The Company and the Guarantors will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least two business days prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

         (j) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities or the Exchange Securities, as the case may be, and provide the applicable trustee with the Securities or the Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

         (l) The Company and the Guarantors will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act covering a twelve month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act); provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

         (m) The Company and the Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

         (n) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

         (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v) (a "Suspension Notice"), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

         (p) In the case of a Shelf Registration Statement, the Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

         (q) In the case of a Shelf Registration Statement, the Company shall
(i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold and any underwriter participating in any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement.

         (r) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities or Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

         5. Registration Expenses. The Company and the Guarantors will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

         6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Company and each of the Guarantors shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities or Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

         (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, each Guarantor and their respective affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment or if the indemnifying party has not paid the expenses and fees for which it is liable 20 days after notice by the indemnified party of request for reimbursement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities or Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company and each of the Guarantors, on the one hand, and the total discounts and commissions received by such Holder with respect to the Securities or Exchange Securities, on the other, bear to the total gross proceeds from the sale of Securities or Exchange Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and each of the Guarantors or information supplied by the Company and each of the Guarantors on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Rules 144 and 144A. So long as any Transfer Restricted Securities remain outstanding, the Company shall use its reasonable best efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company and the Guarantors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Company and the Guarantors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities being sold by such Holders pursuant to such Registration Statement.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to the Initial Purchasers.

          (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement;

          (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement; and

          (4) if to the Guarantors, initially at the address of the Guarantors set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

         (c) Successors And Assigns. This Agreement shall be binding upon the Company, the Guarantors and their respective successors and assigns.

         (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (h) Remedies. In the event of a breach by the Company or any of the Guarantors or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company or any Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Guarantor of their obligations under Sections 1 or 2 hereof for which additional interest has been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, each Guarantor and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (i) No Inconsistent Agreements. Each of the Company and each Guarantor represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

         (j) No Piggyback on Registrations. Neither the Company nor the Guarantors nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

         (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.


                           Very truly yours,

                           MANOR CARE, INC.





                           By: /s/ R. Jeffrey Bixler
                               -------------------------------------------------
                                Name:  R. Jeffrey Bixler
                                Title: Vice President, Secretary and
                                       General Counsel

                                     SUBSIDIARY GUARANTORS

                                     AMERICAN HOSPITAL BUILDING
                                     CORPORATION

                                     AMERICANA HEALTHCARE CENTER OF
                                     PALOS TOWNSHIP, INC.

                                     AMERICANA HEALTHCARE CORPORATION
                                     OF GEORGIA

                                     AMERICANA HEALTHCARE CORPORATION
                                     OF NAPLES

                                     ANCILLARY SERVICES MANAGEMENT, INC.

                                     BAILY NURSING HOME, INC.

                                     BIRCHWOOD MANOR, INC.

                                     BLUE RIDGE REHABILITATION SERVICES,
                                     INC.

                                     CANTERBURY VILLAGE, INC.

                                     CHARLES MANOR, INC.

                                     CHESAPEAKE MANOR, INC.

                                     DEKALB HEALTHCARE CORPORATION

                                     DEVON MANOR CORPORATION

                                     DISTCO, INC.

                                     DIVERSIFIED REHABILITATION SERVICES,
                                     INC.

                                     DONAHOE MANOR, INC.

                                     EAST MICHIGAN CARE CORPORATION

                                     EXECUTIVE ADVERTISING, INC.

                                     EYE-Q NETWORK, INC.

                                    FOUR SEASONS NURSING CENTERS, INC.

                                    GEORGIAN BLOOMFIELD, INC.

                                    GREENVIEW MANOR, INC.

                                    HCR HOME HEALTH CARE AND HOSPICE,
                                    INC.

                                    HCR HOSPITAL HOLDING COMPANY, INC.

                                    HCR INFORMATION CORPORATION

                                    HCR MANORCARE MEDICAL SERVICES OF
                                    FLORIDA, INC.

                                    HCR PHYSICIAN MANAGEMENT SERVICES,
                                    INC.

                                    HCR REHABILITATION CORP.

                                    HCRA OF TEXAS, INC.

                                    HCRC INC.

                                    HEALTH CARE AND RETIREMENT
                                    CORPORATION OF AMERICA

                                    HEARTLAND CAREPARTNERS, INC.

                                    HEARTLAND EMPLOYMENT SERVICES, INC.

                                    HEARTLAND HOME CARE, INC.

                                    HEARTLAND HOME HEALTH CARE
                                    SERVICES, INC.

                                    HEARTLAND HOSPICE SERVICES, INC.

                                    HEARTLAND INFORMATION SERVICES, INC.
                                    (fka Heartland Medical Information Services)

                                    HEARTLAND MANAGEMENT SERVICES,
                                    INC.

                                    HEARTLAND REHABILITATION SERVICES
                                    OF FLORIDA, INC.

                                    HEARTLAND REHABILITATION SERVICES,
                                    INC.

                                    HEARTLAND SERVICES CORP.

                                    HERBERT LASKIN, RPT - JOHN MCKENZIE,
                                    RPT PHYSICAL THERAPY PROFESSIONAL
                                    ASSOCIATES, INC.

                                    HGCC OF ALLENTOWN, INC.

                                    IN HOME HEALTH, INC.

                                    INDUSTRIAL WASTES, INC.

                                    IONIA MANOR, INC.

                                    JACKSONVILLE HEALTHCARE
                                    CORPORATION

                                    KENSINGTON MANOR, INC.

                                    KNOLLVIEW MANOR, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF BETHEL PARK, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF GLOUCESTER, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF SCOTT TOWNSHIP, INC.

                                    LEADER NURSING AND REHABILITATION
                                    CENTER OF VIRGINIA INC.

                                    LINCOLN HEALTH CARE, INC.

                                    MANOR CARE AVIATION, INC.

                                    MANOR CARE OF AKRON, INC.

                                    MANOR CARE OF AMERICA, INC

                                    MANOR CARE OF ARIZONA, INC.

                                    MANOR CARE OF ARLINGTON, INC.

                                    MANOR CARE OF BOCA RATON, INC.

                                    MANOR CARE OF BOYNTON BEACH, INC.

                                    MANOR CARE OF CANTON, INC.

                                    MANOR CARE OF CENTERVILLE, INC

                                    MANOR CARE OF CHARLESTON, INC.

                                    MANOR CARE OF CINCINNATI, INC.

                                    MANOR CARE OF COLUMBIA, INC.

                                    MANOR CARE OF DARIEN, INC.

                                    MANOR CARE OF DELAWARE COUNTY, INC.

                                    MANOR CARE OF DUNEDIN, INC.

                                    MANOR CARE OF FLORIDA, INC.

                                    MANOR CARE OF HINSDALE, INC.

                                    MANOR CARE OF KANSAS, INC.

                                    MANOR CARE OF KINGSTON COURT, INC.

                                    MANOR CARE OF LARGO, INC.

                                    MANOR CARE OF LEXINGTON, INC.

                                    MANOR CARE OF MEADOW PARK, INC.

                                    MANOR CARE OF MIAMISBURG, INC

                                    MANOR CARE OF NORTH OLMSTED, INC.

                                    MANOR CARE OF PINEHURST, INC.

                                    MANOR CARE OF PLANTATION, INC.

                                    MANOR CARE OF ROLLING MEADOWS, INC.

                                    MANOR CARE OF ROSSVILLE, INC.

                                    MANOR CARE OF SARASOTA, INC.

                                    MANOR CARE OF WILLOUGHBY, INC.

                                    MANOR CARE OF WILMINGTON, INC.

                                    MANOR CARE OF YORK (NORTH), INC.

                                    MANOR CARE OF YORK (SOUTH), INC.

                                    MANOR CARE PROPERTIES, INC.

                                    MANORCARE HEALTH SERVICES OF
                                    BOYNTON BEACH, INC.

                                    MANORCARE HEALTH SERVICES OF
                                    NORTHHAMPTON COUNTY, INC.

                                    MANORCARE HEALTH SERVICES OF
                                    VIRGINIA, INC.

                                    MANORCARE HEALTH SERVICES, INC.

                                    MARINA VIEW MANOR, INC.

                                    MEDI-SPEECH SERVICE, INC.

                                    MID-SHORE PHYSICAL THERAPY
                                    ASSOCIATES, INC.

                                    MILESTONE HEALTH SYSTEMS, INC.

                                    MILESTONE HEALTHCARE, INC.

                                    MILESTONE REHABILITATION SERVICES,
                                    INC.

                                    MILESTONE STAFFING SERVICES, INC.

                                    MILESTONE THERAPY SERVICES, INC.

                                    MNR FINANCE CORP.

                                    MRC REHABILITATION, INC.

                                    NEW MANORCARE HEALTH SERVICES, INC.

                                    PEAK REHABILITATION, INC.

                                    PERRYSBURG PHYSICAL THERAPY, INC

                                    PHYSICAL OCCUPATIONAL AND SPEECH
                                    THERAPY, INC.

                                    PNEUMATIC CONCRETE, INC.

                                    PORTFOLIO ONE, INC.

                                    REHABILITATION ADMINISTRATION
                                    CORPORATION

                                    REHABILITATION ASSOCIATES, INC.

                                    REHABILITATION SERVICES OF ROANOKE,
                                    INC.

                                    REINBOLT & BURKAM, INC.

                                    RICHARDS HEALTHCARE, INC.

                                    RIDGEVIEW MANOR, INC.

                                    ROLAND PARK NURSING CENTER, INC.

                                    RVA MANAGEMENT SERVICES, INC.

                                    SILVER SPRING - WHEATON NURSING

                                    HOME, INC.

                                    SPRINGHILL MANOR, INC.

                                    STEWALL CORPORATION

                                    STRATFORD MANOR, INC.

                                    STUTEX CORP.

                                    SUN VALLEY MANOR, INC.

                                    THE NIGHTINGALE NURSING HOME, INC.

                                    THERAPY ASSOCIATES, INC.

                                    THERASPORT PHYSICAL THERAPY, INC.

                                    THREE RIVERS MANOR, INC.

                                    TOTALCARE CLINICAL LABORATORIES,
                                    INC.

                                    WASHTENAW HILLS MANOR, INC.

                                    WHITEHALL MANOR, INC.


                                    By: /s/ R. Jeffrey Bixler
                                        ----------------------------------------
                                        Name:  R. Jeffrey Bixler
                                        Title: Vice President, General Counsel
                                               and Secretary of each of the
                                                above-referenced corporations

                                    Address:  333 N. Summit St.
                                              Toledo, Ohio 43604

                                    Fax No.:  419-252-5599
                                    Telephone:419-252-5500

                         COLEWOOD LIMITED PARTNERSHIP

                         By: American Hospital Building Corporation, its
                             General Partner

                             By: /s/ R. Jeffrey Bixler
                                ------------------------------------------------
                                Name:  R. Jeffrey Bixler
                                Title: Vice President, General Counsel
                                        and Secretary

                         Address:  333 N. Summit St.
                                   Toledo, Ohio 43604

                         Fax No.:  419-252-5599
                         Telephone:419-252-5500

         HCR HOSPITAL, LLC

         By:  HCR Hospital Holding Company, Inc., its
              sole member

              By: /s/ R. Jeffrey Bixler
                  --------------------------------------------
                  Name:  R. Jeffrey Bixler
                  Title: Vice President, General Counsel
                          and Secretary

         Address:  333 N. Summit St.
                   Toledo, Ohio 43604

         Fax No.:  419-252-5599
         Telephone:419-252-5500

                  ANCILLARY SERVICES, LLC

                  By:  Heartland Rehabilitation Services, Inc., its
                       sole member

                       By: /s/ R. Jeffrey Bixler
                           -------------------------------------------
                           Name:  R. Jeffrey Bixler
                           Title:  Vice President, General Counsel
                                     and Secretary

                  Address:  333 N. Summit St.
                            Toledo, Ohio 43604

                  Fax No.:  419-252-5599
                  Telephone:419-252-5500

                  BOOTH LIMITED PARTNERSHIP

                  By: Jacksonville Healthcare Corporation, its
                      General Partner


                      By: /s/ R. Jeffrey Bixler
                         -------------------------------------
                           Name:  R. Jeffrey Bixler
                           Title: Vice President, General Counsel
                                  and Secretary

                  Address:  333 N. Summit St.
                            Toledo, Ohio 43604

                  Fax No.:  419-252-5599
                  Telephone:419-252-5500

                                                     ANNANDALE ARDEN, LLC

                                                     BAINBRIDGE ARDEN, LLC

                                                     BINGHAM FARMS ARDEN, LLC

                                                     COLONIE ARDEN, LLC

                                                     CRESTVIEW HILLS, LLC

                                                     FIRST LOUISVILLE ARDEN, LLC

                                                     GENEVA ARDEN LLC

                                                     HANOVER ARDEN, LLC

                                                     JEFFERSON ARDEN, LLC

                                                     KENWOOD ARDEN, LLC

                                                     LIVONIA ARDEN, LLC

                                                     MEMPHIS ARDEN, LLC

                                                     NAPA ARDEN, LLC

                                                     ROANOKE ARDEN, LLC

                                                     SAN ANTONIO ARDEN, LLC

                                                     SILVER SPRING ARDEN, LLC

                                                     SUSQUEHANNA ARDEN LLC

                                                     TAMPA ARDEN, LLC

                                                     WALL ARDEN, LLC

                                                     WARMINSTER ARDEN LLC

                                                     WILLIAMS VILLE ARDEN, LLC

                            By:  Manor Care of America, Inc., the
                                 sole member of each of the above-
                                 referenced limited liability companies

                                 By: /s/ R. Jeffrey Bixler
                                     -----------------------------------
                                     Name:  R. Jeffrey Bixler
                                     Title: Vice President, General
                                            Counsel and Secretary


                           Address:  333 N. Summit St.
                                     Toledo, Ohio 43604

                           Fax No.:  419-252-5599
                           Telephone:419-252-5500

                       BATH ARDEN, LLC

                       CLAIRE BRIDGE OF ANDERSON, LLC

                       CLAIRE BRIDGE OF AUSTIN, LLC

                       CLAIRE BRIDGE OF KENWOOD, LLC

                       CLAIRE BRIDGE OF SAN ANTONIO, LLC

                       CLAIRE BRIDGE OF SUSQUEHANNA, LLC

                       CLAIRE BRIDGE OF WARMINSTER, LLC

                       FRESNO ARDEN, LLC

                       MESQUITE HOSPITAL, LLC

                       TUSCAWILLA ARDEN, LLC


                       By: Manor Care Health Services, Inc., the
                           sole member of each of the above-
                           referenced limited liability companies


                       By: /s/ R. Jeffrey Bixler
                           ----------------------------------------
                           Name:  R. Jeffrey Bixler
                           Title: Vice President, General
                                  Counsel and Secretary

                       Address:  333 N. Summit St.
                                 Toledo, Ohio 43604

                       Fax No.:  419-252-5599
                       Telephone:419-252-5500

                       HCR MANORCARE MESQUITE, L.P.

                       By: Mesquite Hospital, LLC, its
                           General Partner


                           By: /s/ R. Jeffrey Bixler
                               ---------------------
                               Name:  R. Jeffrey Bixler
                               Title: Vice President, General
                                       Counsel and Secretary

                       Address:  333 N. Summit St.
                                 Toledo, Ohio 43604

                       Fax No.:  419-252-5599
                       Telephone:419-252-5500

Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
UBS WARBURG LLC
BANC OF AMERICA SECURITIES LLC
BNY CAPITAL MARKETS, INC.
NATCITY INVESTMENTS, INC.
SUNTRUST CAPITAL MARKETS, INC.

By:  J.P. MORGAN SECURITIES INC.




By    Geoffrey Benson
     __________________________

      Authorized Signatory

                                                                      SCHEDULE I

                                   GUARANTORS

AMERICAN HOSPITAL BUILDING
CORPORATION

AMERICANA HEALTHCARE CENTER OF
PALOS TOWNSHIP, INC.

AMERICANA HEALTHCARE CORPORATION
OF GEORGIA

AMERICANA HEALTHCARE CORPORATION
OF NAPLES

ANCILLARY SERVICES MANAGEMENT, INC.

BAILY NURSING HOME, INC.

BIRCHWOOD MANOR, INC.

BLUE RIDGE REHABILITATION SERVICES,
INC.

CANTERBURY VILLAGE, INC.

CHARLES MANOR, INC.

CHESAPEAKE MANOR, INC.

DEKALB HEALTHCARE CORPORATION

DEVON MANOR CORPORATION

DISTCO, INC.

DIVERSIFIED REHABILITATION SERVICES,
INC.

DONAHOE MANOR, INC.

EAST MICHIGAN CARE CORPORATION

EXECUTIVE ADVERTISING, INC.

EYE-Q NETWORK, INC.

FOUR SEASONS NURSING CENTERS, INC.

GEORGIAN BLOOMFIELD, INC.

GREENVIEW MANOR, INC.

HCR HOME HEALTH CARE AND HOSPICE,
INC.

HCR HOSPITAL HOLDING COMPANY, INC.

HCR INFORMATION CORPORATION

HCR MANORCARE MEDICAL SERVICES OF
FLORIDA, INC.

HCR PHYSICIAN MANAGEMENT SERVICES,
INC.

HCR REHABILITATION CORP.

HCRA OF TEXAS, INC.

HCRC INC.

HEALTH CARE AND RETIREMENT
CORPORATION OF AMERICA

HEARTLAND CAREPARTNERS, INC.

HEARTLAND EMPLOYMENT SERVICES, INC.

HEARTLAND HOME CARE, INC.

HEARTLAND HOME HEALTH CARE
SERVICES, INC.

HEARTLAND HOSPICE SERVICES, INC.

HEARTLAND INFORMATION SERVICES, INC.

(f/k/a Heartland Medical Information Services)

HEARTLAND MANAGEMENT SERVICES,
INC.

HEARTLAND REHABILITATION SERVICES
OF FLORIDA, INC.

HEARTLAND REHABILITATION SERVICES,
INC.

HEARTLAND SERVICES CORP.

HERBERT LASKIN, RPT - JOHN MCKENZIE,
RPT PHYSICAL THERAPY PROFESSIONAL
ASSOCIATES, INC.

HGCC OF ALLENTOWN, INC.

IN HOME HEALTH, INC.

INDUSTRIAL WASTES, INC.

IONIA MANOR, INC.

JACKSONVILLE HEALTHCARE
CORPORATION

KENSINGTON MANOR, INC.

KNOLLVIEW MANOR, INC.

LEADER NURSING AND REHABILITATION
CENTER OF BETHEL PARK, INC.

LEADER NURSING AND REHABILITATION
CENTER OF GLOUCESTER, INC.

LEADER NURSING AND REHABILITATION
CENTER OF SCOTT TOWNSHIP, INC.

LEADER NURSING AND REHABILITATION
CENTER OF VIRGINIA INC.

LINCOLN HEALTH CARE, INC.

MANOR CARE AVIATION, INC.

MANOR CARE OF AKRON, INC.

MANOR CARE OF AMERICA, INC

MANOR CARE OF ARIZONA, INC.

MANOR CARE OF ARLINGTON, INC.

MANOR CARE OF BOCA RATON, INC.

MANOR CARE OF BOYNTON BEACH, INC.

MANOR CARE OF CANTON, INC.

MANOR CARE OF CENTERVILLE, INC

MANOR CARE OF CHARLESTON, INC.

MANOR CARE OF CINCINNATI, INC.

MANOR CARE OF COLUMBIA, INC.

MANOR CARE OF DARIEN, INC.

MANOR CARE OF DELAWARE COUNTY, INC.

MANOR CARE OF DUNEDIN, INC.

MANOR CARE OF FLORIDA, INC.

MANOR CARE OF HINSDALE, INC.

MANOR CARE OF KANSAS, INC.

MANOR CARE OF KINGSTON COURT, INC.

MANOR CARE OF LARGO, INC.

MANOR CARE OF LEXINGTON, INC.

MANOR CARE OF MEADOW PARK, INC.

MANOR CARE OF MIAMISBURG, INC

MANOR CARE OF NORTH OLMSTEAD, INC.

MANOR CARE OF PINEHURST, INC.

MANOR CARE OF PLANTATION, INC.

MANOR CARE OF ROLLING MEADOWS, INC.

MANOR CARE OF ROSSVILLE, INC.

MANOR CARE OF SARASOTA, INC.

MANOR CARE OF WILLOUGHBY, INC.

MANOR CARE OF WILMINGTON, INC.

MANOR CARE OF YORK (NORTH), INC.

MANOR CARE OF YORK (SOUTH), INC.

MANOR CARE PROPERTIES, INC.

MANORCARE HEALTH SERVICES OF
BOYNTON BEACH, INC.

MANORCARE HEALTH SERVICES OF
NORTHHAMPTON COUNTY, INC.

MANORCARE HEALTH SERVICES OF
VIRGINIA, INC.

MANORCARE HEALTH SERVICES, INC.

MARINA VIEW MANOR, INC.

MEDI-SPEECH SERVICE, INC.

MID-SHORE PHYSICAL THERAPY
ASSOCIATES, INC.

MILESTONE HEALTH SYSTEMS, INC.

MILESTONE HEALTHCARE, INC.

MILESTONE REHABILITATION SERVICES,
INC.

MILESTONE STAFFING SERVICES, INC.

MILESTONE THERAPY SERVICES, INC.

MNR FINANCE CORP.

MRC REHABILITATION, INC.

NEW MANORCARE HEALTH SERVICES, INC.

PEAK REHABILITATION, INC.

PERRYSBURG PHYSICAL THERAPY, INC

PHYSICAL OCCUPATIONAL AND SPEECH
THERAPY, INC.

PNEUMATIC CONCRETE, INC.

PORTFOLIO ONE, INC.

REHABILITATION ADMINISTRATION
CORPORATION

REHABILITATION ASSOCIATES, INC.

REHABILITATION SERVICES OF ROANOKE,
INC.

REINBOLT & BURKAM, INC.

RICHARDS HEALTHCARE, INC.

RIDGEVIEW MANOR, INC.

ROLAND PARK NURSING CENTER, INC.

RVA MANAGEMENT SERVICES, INC.

SILVER SPRING - WHEATON NURSING
HOME, INC.

SPRINGHILL MANOR, INC.

STEWALL CORPORATION

STRATFORD MANOR, INC.

STUTEX CORP.

SUN VALLEY MANOR, INC.

THE NIGHTINGALE NURSING HOME, INC.

THERAPY ASSOCIATES, INC.

THERASPORT PHYSICAL THERAPY, INC.

THREE RIVERS MANOR, INC.

TOTALCARE CLINICAL LABORATORIES,
INC.

WASHTENAW HILLS MANOR, INC.

WHITEHALL MANOR, INC.

COLEWOOD LIMITED PARTNERSHIP

HCR HOSPITAL, LLC

ANCILLARY SERVICES, LLC

BOOTH LIMITED PARTNERSHIP

ANNANDALE ARDEN, LLC

BAINBRIDGE ARDEN, LLC

BINGHAM FARMS ARDEN, LLC

COLONIE ARDEN, LLC

CRESTVIEW HILLS, LLC

FIRST LOUISVILLE ARDEN, LLC

GENEVA ARDEN LLC

HANOVER ARDEN, LLC

JEFFERSON ARDEN, LLC

KENWOOD ARDEN, LLC

LIVONIA ARDEN, LLC

MEMPHIS ARDEN, LLC

NAPA ARDEN, LLC

ROANOKE ARDEN, LLC

SAN ANTONIO ARDEN, LLC

SILVER SPRING ARDEN, LLC

SUSQUEHANNA ARDEN LLC

TAMPA ARDEN, LLC

WALL ARDEN, LLC

WARMINSTER ARDEN LLC

WILLIAMS VILLE ARDEN, LLC

BATH ARDEN, LLC

CLAIRE BRIDGE OF ANDERSON, LLC

CLAIRE BRIDGE OF AUSTIN, LLC

CLAIRE BRIDGE OF KENWOOD, LLC

CLAIRE BRIDGE OF SAN ANTONIO, LLC

CLAIRE BRIDGE OF SUSQUEHANNA, LLC

CLAIRE BRIDGE OF WARMINSTER, LLC

FRESNO ARDEN, LLC

MESQUITE HOSPITAL, LLC

TUSCAWILLA ARDEN, LLC

HCR MANORCARE MESQUITE, L.P.

                                                                         ANNEX A

     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B


     Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ______, 2013, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

     The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D



        [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                  Address:



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       ANNEX B-1


                      [Form of Opinion of Latham & Watkins]

                                                                       Annex B-1

(LATHAM & WATKINS LETTERHEAD)



April 15, 2003






J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o   J.P. Morgan Securities Inc.
      270 Park Avenue
      New York, New York 10017


Re:   $200,000,000 6.25% Senior Notes due 2013
      of Manor Care, Inc.


Ladies and Gentlemen:

      We have acted as special counsel to Manor Care, Inc., a Delaware corporation (the "COMPANY"), in connection with the sale to you (the "INITIAL PURCHASERS") on the date hereof by the Company of $200,000,000 in aggregate principal amount of the Company's 6.25% Senior Notes due 2013 (the "SECURITIES") and the guarantee of the Securities pursuant to the Indenture (as defined below) (the "GUARANTEES") by each of the subsidiaries of the Company set forth on Exhibit A hereto (the "GUARANTORS"), pursuant to a Purchase Agreement, dated April 10, 2003 (the "PURCHASE AGREEMENT"), among you, the Company and the Guarantors. The Securities and the Guarantees are being issued pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), among the Company, the Guarantors and National City Bank, as trustee (the "TRUSTEE"). The Purchase Agreement, the Indenture (including the Guarantees set forth therein), the Securities and the Exchange and Registration Rights Agreement, dated as of April 15, 2003, among you, the Company and the Guarantors (the "REGISTRATION RIGHTS AGREEMENT") are sometimes referred to herein collectively as the "OFFERING DOCUMENTS". This letter is being furnished to you pursuant to Section 5(d) of the Purchase Agreement.

      As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter. We have examined, among other things, the following:

      (a)   The Purchase Agreement;

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 2

(LATHAM & WATKINS LOGO)

      (b)   The Indenture (including the Guarantees set forth therein);

      (c) The offering memorandum prepared by the Company, dated April 10, 2003 (the "OFFERING MEMORANDUM");

      (d)   The Registration Rights Agreement; and

      (e)   The Securities.

      As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company and each of the Guarantors in the Purchase Agreement. We have not independently verified such factual matters.

      We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York and, in numbered paragraphs 1, 3, 5 and 7 of this letter, the Delaware General Corporation Law, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. Various issues concerning certain laws and regulations applicable to the Company are addressed in the opinions or statements of belief of R. Jeffrey Bixler and Reed Smith LLP of even date herewith, which have separately been provided to you, and we express no opinion or belief with respect to those matters.

      The opinions expressed herein apply only to the Company and the following subsidiaries of the Company: (i) HCRC Inc., a Delaware corporation, Manor Care of America, Inc., a Delaware corporation, and ManorCare Health Services, Inc., a Delaware corporation (together, the "DELAWARE SIGNIFICANT SUBSIDIARIES"); and
(ii) Health Care and Retirement Corporation of America, an Ohio corporation, Heartland Rehabilitation Services, Inc., an Ohio corporation, and HCR Rehabilitation Corp., an Ohio corporation (together, the "OHIO SIGNIFICANT SUBSIDIARIES"). The Ohio Significant Subsidiaries and the Delaware Significant Subsidiaries are referred to herein, together, as the "SIGNIFICANT SUBSIDIARIES".

      Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 3

(LATHAM & WATKINS LOGO)

            1. The Indenture, including the Guarantees set forth therein, has been duly authorized, executed and delivered by the Company and each of the Delaware Significant Subsidiaries.

            2. The Indenture, including the Guarantees set forth therein, constitutes a legally valid and binding agreement of the Company and each of the Significant Subsidiaries, enforceable against the Company and each of the Significant Subsidiaries in accordance with its terms. The Indenture conforms in all material respects to the description thereof contained in the Offering Memorandum. The statements in the Offering Memorandum under the caption "Description of notes", insofar as they purport to describe or summarize certain provisions of the Indenture, are accurate summaries or descriptions in all material respects.

            3. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Delaware Significant Subsidiaries.

            4. The Registration Rights Agreement constitutes a legally valid and binding agreement of the Company and each of the Significant Subsidiaries, enforceable against the Company and each of the Significant Subsidiaries in accordance with its terms. The Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Memorandum. The statements in the Offering Memorandum under the caption "Description of notes" and "Registration rights", insofar as they purport to describe or summarize certain provisions of the Registration Rights Agreement, are accurate summaries or descriptions in all material respects.

            5. The Securities have been duly authorized by all necessary corporate action of the Company.

            6. Upon payment as provided for in the Purchase Agreement, the Securities, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to you, will be legally valid and binding obligations of the Company, enforceable in accordance with their terms, and the Guarantees as set forth in the Indenture will be the legally valid and binding obligation of each of the Significant Subsidiaries, enforceable in accordance with their terms. The Securities conform in all material respects to the description thereof contained in the Offering Memorandum. The statements in the Offering Memorandum under the caption "Description of notes", insofar as they purport to describe or summarize certain provisions of the Securities, are accurate summaries or descriptions in all material respects.

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 4

(LATHAM & WATKINS LOGO)

            7. The securities to be issued pursuant to the Registration Rights Agreement (the "EXCHANGE SECURITIES") have been duly authorized by all necessary corporate action of the Company.

            8. Upon payment as provided for in the Indenture and the Registration Rights Agreement, the Exchange Securities, when executed, issued, authenticated and delivered, will be legally valid and binding obligations of the Company, enforceable in accordance with their terms, and the Guarantees as set forth in the Indenture will be the legally valid and binding obligation of each of the Significant Subsidiaries, enforceable in accordance with their terms. The Exchange Securities conform in all material respects to the description thereof contained in the Offering Memorandum. The statements in the Offering Memorandum under the caption "Description of notes", insofar as they purport to describe or summarize certain provisions of the Exchange Securities, are accurate summaries or descriptions in all material respects.

            9. Assuming the accuracy of the representations, warranties and agreements of the Company and each of the Guarantors and of the Initial Purchasers contained in the Purchase Agreement, no registration of the Securities under the Securities Act of 1933, and no qualification of the Indenture under the Trust Indenture Act, is required for the purchase of the Securities, together with the related Guarantees, by you or the initial resale of the Securities, and the related Guarantees, by you to Qualified Institutional Buyers or to purchasers in compliance with Regulation S, in each case in the manner contemplated by the Purchase Agreement and the Offering Memorandum. We express no opinion, however, as to when or under what circumstances any Securities initially sold by you may be reoffered or resold.

      The opinions rendered in paragraphs 2, 4, 6 and 8 relating to the enforceability of the Indenture (including the Guarantees set forth therein), the Registration Rights Agreement, the Securities and the Exchange Securities, respectively, are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, preference, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought; and
(iii) exclusively with respect to paragraph 4, the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 5

(LATHAM & WATKINS LOGO)

      With respect to the opinions rendered in paragraphs 2, 4, 6 and 8, we have assumed the power of, and the due authorization, execution and delivery of the Indenture (including the Guarantees set forth therein), the Registration Rights Agreement, the Securities and the Exchange Securities, respectively, by, the Ohio Significant Subsidiaries.

      We have not been requested to express and, with your knowledge and consent, do not render any opinion as to the applicability to the obligations of
(i) the Company under the Indenture and the Securities or (ii) the Significant Subsidiaries under the Indenture (including the Guarantees set forth therein) of
Section 548 of the United States Bankruptcy Code or applicable state law (including, without limitation, Article 10 of the New York Debtor and Creditor
Law) relating to fraudulent transfers and obligations.

      With your consent, we have assumed for purposes of this opinion that (i) each of the Initial Purchasers and the Trustee (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite power and authority to execute and deliver and to perform its obligations under each of the Offering Documents to which it is a party; and (c) has duly authorized, executed and delivered each such Offering Document; (ii) with respect to each of the parties to the Offering Documents other than the Company and the Delaware Significant Subsidiaries, each Offering Document to which it is a party constitutes its legally valid and binding agreement, enforceable against it in accordance with its terms; and
(iii) the Trustee is in compliance, generally and with respect to acting as Trustee under the Indenture, with all applicable laws and regulations.

      This opinion is delivered only to you in your capacity as Initial Purchasers under the Purchase Agreement and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or corporation for any purpose (including any person, firm or corporation that acquires Securities from you) without our prior written consent, which may be granted or withheld in our sole discretion.


                                              Very truly yours,

(LATHAM & WATKINS LETTERHEAD)



April 15, 2003





J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o   J.P. Morgan Securities Inc.
      270 Park Avenue
      New York, New York 10017



      Re:   $200,000,000 6.25% Senior Notes due 2013
            of Manor Care, Inc.

Ladies and Gentlemen:


      We have acted as special counsel to Manor Care, Inc., a Delaware corporation (the "COMPANY"), in connection with the sale to you (the "INITIAL PURCHASERS") on the date hereof by the Company of $200,000,000 in aggregate principal amount of the Company's 6.25% Senior Notes due 2013 (the "SECURITIES") and the guarantee of the Securities pursuant to the Indenture (as defined below) (the "GUARANTEES") by each of the subsidiaries of the Company set forth on Exhibit A hereto (the "GUARANTORS"), pursuant to a Purchase Agreement, dated April 10, 2003 (the "PURCHASE AGREEMENT"), among you, the Company and the Guarantors. The Securities and the Guarantees are being issued pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), among the Company, the Guarantors and National City Bank, as trustee. The Purchase Agreement, the Indenture (including the Guarantees set forth therein), the Securities and the Exchange and Registration Rights Agreement, dated as of April 15, 2003, among you, the Company and the Guarantors are sometimes referred to herein collectively as the "OFFERING DOCUMENTS." The term "OFFERING MEMORANDUM" refers to the offering memorandum prepared by the Company, dated April 10, 2003. This letter is being furnished to you pursuant to Section 5(d) of the Purchase Agreement.

      The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 2

the Offering Memorandum and Offering Documents are of a wholly or partially non-legal character or related to legal matters outside the scope of our opinion to you of even date herewith (the "OPINION"). Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, (except to the extent expressly set forth in the numbered paragraphs 2, 4, 6 and 8 of the Opinion and in our opinion regarding tax matters to you of even date), and have not made an independent check or verification thereof (except as aforesaid). However, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Offering Memorandum, we reviewed the Offering Memorandum and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives and your counsel, during which conferences and conversations the contents of the Offering Memorandum and related matters were discussed. We also reviewed certain corporate records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters. We considered the foregoing in light of our understanding of applicable U.S. federal securities laws and our experience gained through practice thereunder.

      Based on our participation and review as described above, we advise you that during the course of our services in connection with our representation of the Company no facts came to our attention that caused us to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to (i) the financial statements, schedules, or other financial data included in, or omitted from, the Offering Memorandum, (ii) Health Care Laws (as defined in the opinion of Reed Smith LLP of even date herewith) and the legal matters, documents and proceedings relating to such Health Care Laws and (iii) statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions relating to long-term care facilities (including nursing facilities, skilled nursing facilities and assisted living facilities), home health agencies, hospices and acute care hospitals.

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 3

      This opinion is delivered only to you in your capacity as Initial Purchasers under the Purchase Agreement and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or corporation for any purpose (including any person, firm or corporation that acquires Securities from you) without our prior written consent, which may be granted or withheld in our sole discretion.



                                              Very truly yours,

April 15, 2003




J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
The Bank of New York
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o   J.P. Morgan Securities Inc.
      270 Park Avenue, 4th Floor
      New York, New York 10017

Re:   $200,000,000 6.25% Senior Notes Due 2013
      of Manor Care, Inc.


Ladies and Gentlemen:


      We have acted as special counsel to Manor Care, Inc., a Delaware corporation (the "COMPANY"), in connection with the sale to you on the date hereof by the Company of $200,000,000 in aggregate principal amount of the Company's 6.25% Senior Notes Due 2013 (the "SECURITIES") and the guarantee of the Securities pursuant to the Indenture (the "GUARANTEES") by each of the subsidiaries of the Company set forth on Exhibit A hereto (the "GUARANTORS"), pursuant to a Purchase Agreement, dated April 10, 2003 (the "PURCHASE AGREEMENT"), among you, the Company and the Guarantors. The Securities and the Guarantees are being issued pursuant to an Indenture, dated the date hereof, among the Company, the Guarantors and National City Bank, as trustee. In connection with the sale of the Securities, the Company has prepared an offering memorandum, dated April 10, 2003 (the "OFFERING MEMORANDUM"). The facts as we understand them, and upon which with your permission we rely in rendering the opinion herein, are set forth in the Offering Memorandum. This letter is being furnished to you pursuant to Section 5(d) of the Purchase Agreement.

      We are opining as to the effect on the subject transaction only of the federal income tax laws of the United States, and we express no opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or any other jurisdiction or as to any other matters of municipal law or the laws of any local agencies within any state. Our opinion is not binding upon the Internal Revenue Service or the courts. Furthermore, no assurance can be given that future legislation, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of the conclusions stated in the following paragraph.

JP Morgan Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
APRIL __, 2003
PAGE 2

      Based on the facts and assumptions and subject to the limitations set forth in the Offering Memorandum, the statements under the caption "Certain United States federal income tax considerations" in the Offering Memorandum, insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

      No opinion is expressed as to any matter not discussed herein.

      This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively. Also, any variation or difference in the facts from those set forth in the Offering Memorandum may affect the conclusions stated herein.

      This opinion is rendered only to you, and is for your use in connection with the transaction described herein upon the understanding that we are not hereby assuming professional responsibility to any other person whatsoever. This opinion is not intended for the express or implied benefit of any third party and is not to be used or relied upon by any other person or for any other purpose without our prior written approval in each instance.


                                              Very truly yours,

                                                                       ANNEX B-2


                     [Form of Opinion of R. Jeffrey Bixler]

                                                                       Annex B-2

                          (MANOR CARE, INC. LETTERHEAD)



April 15, 2003




J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o   J.P. Morgan Securities Inc.
      270 Park Avenue
      New York, New York 10017


Re:  $200,000,000 6.25% Senior Notes due 2013
      of Manor Care, Inc.


Ladies and Gentlemen:

      I am Vice President and General Counsel of Manor Care, Inc. and represented it in connection with the sale to you (the "INITIAL PURCHASERS") on the date hereof by Manor Care, Inc., a Delaware corporation (the "COMPANY"), of $200,000,000 in aggregate principal amount of the Company's 6.25% Senior Notes due 2013 (the "SECURITIES") and the guarantee of the Securities pursuant to the Indenture (as defined below) (the "GUARANTEES") by each of the subsidiaries of the Company set forth on Exhibit A hereto (the "GUARANTORS"), pursuant to a Purchase Agreement, dated April 10, 2003 (the "PURCHASE AGREEMENT"), among you, the Company and the Guarantors. The Securities and the Guarantees are being issued pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), among the Company, the Guarantors and National City Bank, as trustee. The Purchase Agreement, the Indenture (including the Guarantees set forth therein), the Securities and the Exchange and Registration Rights Agreement, dated as of April 15, 2003, among you, the Company and the Guarantors (the "REGISTRATION RIGHTS AGREEMENT") are sometimes referred to herein collectively as the "OFFERING DOCUMENTS." This letter is being furnished to you pursuant to Section 5(e) of the Purchase Agreement.

      As such counsel, I have made such legal and factual examinations and inquiries as I have deemed necessary or appropriate for purposes of this opinion. In addition, I have obtained and relied upon certificates and assurances from public officials as I have deemed necessary.

      Various issues concerning certain laws and regulations applicable to the Company are addressed in the opinions of Latham & Watkins Illinois LLC and Reed Smith LLP of even date herewith, which have separately been provided to you, and I express no opinion or belief with respect to those matters except as expressly set forth herein.

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Bank
APRIL 15, 2003
PAGE 2

      Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof:

      1. Each of the Company and each of its subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, limited liability company, partnership or limited partnership, as the case may be, in good standing under the laws of its respective jurisdiction or incorporation or formation as the case may be, is duly qualified to do business and is in good standing as a foreign corporation, limited liability company, partnership or limited partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its respective businesses requires such qualification, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged (except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations or business or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

      2. The Company has an authorized capitalization as set forth in the offering memorandum prepared by the Company, dated April 10, 2003 (the "OFFERING MEMORANDUM"), and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; except as described on Schedule 2 of the Purchase Agreement, all of the issued Shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and other than as set forth or contemplated in the Offering Memorandum, are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

      3. The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents, except for the matters addressed in the Reed Smith LLP opinion to which I am not opining, are accurate in all material respects; and I do not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as so required.

      4. The Company and each of the Guarantors has full corporate, partnership or limited liability company power to execute and deliver each of the Offering Documents and to perform their respective obligations thereunder, and all corporate, partnership or limited liability company action required to be taken for the due and proper authorization, execution and delivery of each of the Offering

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Bank
APRIL 15, 2003
PAGE 3


Documents and the consummation of the transactions contemplated thereby by the Company and each of the Guarantors have been duly and validly taken.

      5. The Purchase Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

      6. The execution, delivery and performance by the Company and each of the Guarantors of each of the Offering Documents, the issuance, authentication, sale and delivery of the Securities, the issuance of the Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Offering Documents will not:

      (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

      (ii) result in any violation of the provisions of the charter or by-laws (or other comparable organizational documents) of the Company or any of its subsidiaries;

      (iii) result in the violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; or

      (iv) require the consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation for the execution, delivery and performance by the Company and each of the Guarantors of each of the Offering Documents, the issuance, authentication, sale and delivery of the Securities, the issuance of the Guarantees and compliance by the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Offering Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (a) which have been obtained or made prior to the Closing Date and (b) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement.

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Bank
APRIL 15, 2003
PAGE 4

      7. Except as otherwise disclosed in the Offering Memorandum, to the best of my knowledge, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of the Guarantors is a party or of which any property or assets of the Company or any of the Guarantors is the subject which (i) singularly or in the aggregate, if determined adversely to the Company or any of the Guarantors, could reasonably be expected to have a Material Adverse Effect or (ii) questions the validity or enforceability of any of the Offering Documents or any action taken or to be taken thereto; and, except as otherwise disclosed in the Offering Memorandum, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      8. Neither the Company nor any of the Guarantors is (i) in violation of its charter or by-laws (or other comparable organizational documents), (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      This opinion is delivered only to you in your capacity as Initial Purchasers under the Purchase Agreement and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or corporation for any purpose (including any person, firm or corporation that acquires Convertible Notes from you) without my prior written consent, which may be granted or withheld in my sole discretion.


                                              Very truly yours,

                          (MANOR CARE, INC. LETTERHEAD)

April 15, 2003




J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
c/o   J.P. Morgan Securities Inc.
      270 Park Avenue
      New York, New York 10017


Re:  $200,000,000 6.25% Senior Notes due 2013
      of Manor Care, Inc.


Ladies and Gentlemen:

      I am Vice President and General Counsel of Manor Care, Inc. and represented it in connection with the sale to you (the "INITIAL PURCHASERS") on the date hereof by Manor Care, Inc., a Delaware corporation (the "COMPANY"), of $200,000,000 in aggregate principal amount of the Company's 6.25% Senior Notes due 2013 (the "SECURITIES") and the guarantee of the Securities pursuant to the Indenture (as defined below) (the "GUARANTEES") by each of the subsidiaries of the Company set forth on Exhibit A hereto (the "GUARANTORS"), pursuant to a Purchase Agreement, dated April 10, 2003 (the "PURCHASE AGREEMENT"), among you, the Company and the Guarantors. The Securities and the Guarantees are being issued pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), among the Company, the Guarantors and National City Bank, as trustee. The Purchase Agreement, the Indenture (including the Guarantees set forth therein), the Securities and the Exchange and Registration Rights Agreement, dated as of April 15, 2003, among you, the Company and the Guarantors, are sometimes referred to herein collectively as the "OFFERING DOCUMENTS". The term "OFFERING MEMORANDUM" refers to the offering memorandum prepared by the Company, dated April 10, 2003. This letter is being furnished to you pursuant to Section 5(e) of the Purchase Agreement.

      The primary purpose of my representation of the Company in connection with the preparation by the Company of the Offering Memorandum was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of the Offering Memorandum and Offering Documents are of a wholly or partially non-legal character or related to legal matters outside the scope of my opinion to you of even date herewith. Therefore, I am not passing upon

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
APRIL 2003
PAGE 2


and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and have not made an independent check or verification thereof. However, in the course of my representation of the Company in connection with the preparation by the Company of the Offering Memorandum, I reviewed the Offering Memorandum and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives and your counsel, during which conferences and conversations the contents of the Offering Memorandum and related matters were discussed. I also reviewed certain corporate records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

      Based on my participation and review as described above, I advise you that during the course of my representation of the Company no facts came to my attention that caused me to believe that the Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that I express no belief with respect to (i) the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Offering Memorandum and (ii) Health Care Laws (as defined in the opinion of Reed Smith LLP of even date herewith) and the legal matters, documents and proceedings relating to such Health Care Laws but do express a belief with respect to statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions relating to long-term care facilities (including nursing facilities, skilled nursing facilities and assisted living facilities), home health agencies, hospices and acute care hospitals.

      This opinion is delivered only to you in your capacity as Initial Purchasers under the Purchase Agreement and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or corporation for any purpose (including any person, firm or corporation that acquires Securities from you) without my prior written consent, which may be granted or withheld in my sole discretion.


                                              Very truly yours,

                                                                       ANNEX B-3


                       [Form of Opinion of Reed Smith LLP]

                                                                       Annex B-3

                           (Reed Smith LLP Letterhead)


April 15, 2003



J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
      c/o   J.P. Morgan Securities Inc.
            270 Park Avenue
            New York, New York 10017

            Re:   $200,000,000 6.25% Senior Notes due 2013
                  of Manor Care, Inc.


Ladies and Gentlemen:

      We have acted as special health care regulatory counsel to Manor Care, Inc. in connection with the sale to you on the date hereof by Manor Care, Inc., a Delaware corporation (the "COMPANY"), of $200,000,000 in aggregate principal amount of the Company's 6.25% Senior Notes due 2013 (the "SECURITIES") and the guarantee of the Securities pursuant to the Indenture (as defined below) (the "GUARANTEES") by the Guarantors, as defined in the Purchase Agreement (the "GUARANTORS"), pursuant to a Purchase Agreement, dated April 10, 2003 (the "PURCHASE AGREEMENT"), among you, the Company and the Guarantors. The Securities and the Guarantees are being issued pursuant to an Indenture, dated as of the date hereof (the "INDENTURE"), among the Company, the Guarantors and National City Bank, as trustee. This opinion is being rendered to you pursuant to Section 5(f) of the Purchase Agreement. The Purchase Agreement, the Indenture (including the Guarantees set forth therein), the Securities and the Registration Rights Agreement (as defined in the Purchase Agreement) are sometimes referred to herein collectively as the "OFFERING DOCUMENTS". Capitalized terms used herein without definition have the meanings assigned to them in the Purchase Agreement.

      For purposes of issuing this opinion letter, we have been requested to review the offering memorandum, dated April 10, 2003 relating to the Securities (the "Offering Memorandum") and specifically those sections of the Offering Memorandum describing Health Care Laws. For purposes of this opinion letter, "HEALTH CARE LAWS" means statutes, judicial rulings and decrees, and administrative or governmental regulations regulating long-term care facilities (including nursing facilities, skilled nursing facilities and assisted living facilities), home health agencies, hospices and acute care hospitals of the United States and of the states in which the Company and its subsidiaries operate, including, but not limited to, the Health Insurance Portability and Accountability Act of 1996; Titles XVIII and XIX of the Social Security Act, 42 U.S.C. Section 1395 et seq. and Section 1396 et seq., the federal anti-kickback statute, 42 U.S.C. Section 1320a-7b(b); the civil monetary penalties law, 42 U.S.C. Section 1320a-7a; the False Claims Act, 31 U.S.C.. Sections
3729-3733; the physician self-referral law, 42 U.S.C. Section 1395nn, and state licensure and other state laws, but specifically excluding statutes, ordinances, administrative decisions, rules or regulations of

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 2

counties, towns, municipalities or special political subdivisions to the extent that they deal with any of the foregoing. Further, we have not examined or otherwise considered, and this opinion letter does not address, any other laws or questions of law, statutes, ordinances, rules or regulations other than the Health Care Laws.

      We have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company, the Guarantors and others. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

      Based upon, subject to and limited by the foregoing and the exceptions and limitations set forth below, it is our opinion that, as of the date hereof, the descriptions in the Offering Memorandum of statutes and amendments or proposed amendments thereto, proposed legislation, legal and governmental proceedings and contracts and other documents, insofar as such descriptions constitute summaries of the Health Care Laws and the legal matters, documents and proceedings relating to such Health Care Laws, are accurate in all material respects. Furthermore, we do not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings arising under or pursuant to a Health Care Law, to which the Company or any subsidiary is a party, which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as so required.

      The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information, and many determinations involved in the preparation of the Offering Memorandum and Offering Documents are of a wholly or partially non-legal character or related to legal matters outside the scope of our opinion. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except to the extent expressly set forth in the immediately preceding paragraph), and have not made an independent check or verification thereof (except as stated above). However, in the course of acting as special health care regulatory counsel to the Company in connection with the preparation by the Company of the Offering Memorandum, we reviewed the Offering Memorandum and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives and your counsel, during which conferences and conversations the contents of the Offering Memorandum and related matters were discussed. We also reviewed certain corporate records and documents, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters. We considered the foregoing in light of our understanding of applicable Health Care Laws and our experience gained through practice thereunder.

      Based upon our participation and review as described above, we advise you that during the course of our services in connection with this matter no facts came to our attention that caused us to

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
Banc of America Securities LLC
BNY Capital Markets, Inc.
NatCity Investments, Inc.
SunTrust Capital Markets, Inc.
APRIL 15, 2003
PAGE 3


believe that the Offering Memorandum, as of its date or as of the date hereof, with respect to Health Care Laws and the legal matters, documents and proceedings relating to such Health Care Laws, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein with respect to Health Care Laws, in the light of the circumstances under which they were made, not misleading (it being understand that we express no belief with respect to the financial statements or other financial data included in, or omitted from, the Offering Memorandum).

      The foregoing opinions are subject to the following additional assumptions, exceptions, limitations and qualifications: We are members of the Bar of the District of Columbia and do not hold ourselves out as experts on the general laws of any other state. We do, however, as a practice area of specialization, provide legal representation to companies such as and including the Company with respect to the laws and regulations of states which directly or indirectly impact upon the provision of health care services. Therefore, this opinion does not relate to the laws of any other state other than the District of Columbia except certain state and federal regulatory laws that are specifically relevant to the rendering of this opinion and which specifically apply to the nature and scope of the Company's business. Any opinion herein as to the laws of other states is based solely on the latest compilations of the relevant statutes and case law of other states available to us through online services and compilations.

      The opinions in this letter are limited to the matters set forth herein, no opinion may be inferred or implied beyond the opinions expressly stated in this letter, and our opinions must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter. We assume no obligation to update this opinion letter to advise you of any change in facts or laws subsequent to the date hereof.

      This opinion and statements of belief are rendered only to you and are solely for your benefit in connection with the transactions covered hereby. This opinion and statements of belief may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.


                                              Very truly yours,





                                              REED SMITH LLP